Posting Supplement No. 62 dated September 29, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 360677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360677	$22,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360677. Member loan 360677 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	3.33%
Length of employment:	2 years 11 months	Location:	Charlotte, NC

Home town:
Current & past employers:	Bank of America Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a loan to emabark in a house remodeling project. I have a stable job with a Fortune 500 company making $80K a year. My experian credit score is 771 and I do not carry other major debt except for my house mortgage at $1,530 on a 30yr fix rate and a credit card with a balance under $1,500. My car and my wife's car are paid in full. I really like the concept of peer to peer lending I was a lender in another peer to peer lending website until they could not receive more lending funds due to a SEC application. My user name is freshbroccoli and I invested over $6,000 in loans to other people. I heard of this site and I decided to give it a try instead of going to my local bank.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,628.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389378	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389378. Member loan 389378 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	22.42%
Length of employment:	2 years 3 months	Location:	MERIDEN, CT

Home town:	Meriden
Current & past employers:	State of Connecticut
Education:	Central Connecticut State University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to help me once and for all get out of credit card debt. It would be much easier to have one payment instead of 4 or 5. All of my Interest rates have soared into the 20% and above range and I'm not getting anywhere. I know that these are my bills and I want to pay them, but I can't get anywhere with these interest rates. I have always payed my bills, I'm just finding it harder and harder with every statement I receive from the credit card companies. I had a baby almost two years ago and I didn't get much payed materninty leave and then when i enrolled him in daycare it got even harder. I'm finally on the right track and just want to pay off the rest of these bills so that I can start saving for my son's college education.

A credit bureau reported the following information about this borrower member on April 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,695.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 390078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
390078	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 390078. Member loan 390078 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	Linebarger Goggan Blair & Sampson	Debt-to-income ratio:	18.43%
Length of employment:	8 years	Location:	Missouri City, TX

Home town:	Houck
Current & past employers:	Linebarger Goggan Blair & Sampson, Memorial Hermann Hospital
Education:	BS Computer Science - UHD

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate all my loans. This amount will be used to pay off old 401K loans which will allow me to borrow a little over $30K from my 401K (balance over 80K) to payoff everything and have a single payment of less than $600 plus the cost of this Lending club loan.

A credit bureau reported the following information about this borrower member on April 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,417.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400248	$8,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400248. Member loan 400248 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	New Hope Christian Academy	Debt-to-income ratio:	17.21%
Length of employment:	7 years 9 months	Location:	Memphis, TX

Home town:	Memphis
Current & past employers:	New Hope Christian Academy, Stream International, Memphis City Schools, Antioch M.B. Church, New Chicago, Inc.
Education:	University of Memphis

This borrower member posted the following loan description, which has not been verified:

Hello, I am a real estate investor in Memphis, TN, looking for a lender to help fund my rehab project. I have purchased seven duplexes. Six of the duplexes are occupied. The vacant duplex will need about $8,000 worth of work to it. Look forward to doing business with you

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	41
Revolving Credit Balance:	$26,596.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 415465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415465	$4,550	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415465. Member loan 415465 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Trilogy Studios, Inc	Debt-to-income ratio:	17.46%
Length of employment:	3 months	Location:	Burbank, CA

Home town:	San Luis Obispo
Current & past employers:	Trilogy Studios, Inc, Walt Disney Co., SEGA
Education:	California State Polytechnic University-San Luis Obispo, Cuesta College

This borrower member posted the following loan description, which has not been verified:

We are looking for a short-term loan to cover out-of-pocket costs associated with an unexpected hospitalization (related to the anticipated birth of our daughter). We are a small, honest, and hard-working family, but we have recently been aggressively eliminating debt at the expense of savings, and therefore, we don't have sufficient savings to cover these expenses. The hospitalization also coincided with a brief three month stint of unemployment following a large reduction at Disney (I was with Disney for 2.5 years). My income is again stable, and in the unlikely event of job loss, my top-tier skills coupled with over 13 years of industry experience help to make finding suitable positions more likely. We plan to repay this loan within one to three years. We are reliable and punctual with payments.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$66,461.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416615	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416615. Member loan 416615 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Trump Taj Mahal Associates	Debt-to-income ratio:	10.20%
Length of employment:	21 years 8 months	Location:	Newfield, NJ

Home town:	Oradell
Current & past employers:	Trump Taj Mahal Associates
Education:	Thomas Edison State College

This borrower member posted the following loan description, which has not been verified:

I am helping my daughter with expenses incurred in getting her Masters degree. She put a lot of her education expense on her credit card, and the card company jacked up her rate. She just started teaching and will pay me as she is able - but I will be responsible for this loan. I have good credit, a good job and a house, and I have never failed to pay a debt. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1973	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,254.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417023	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417023. Member loan 417023 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,892 / month
Current employer:	SourceMedical	Debt-to-income ratio:	17.19%
Length of employment:	1 year	Location:	NORTH HAVEN, CT

Home town:	New Haven
Current & past employers:	SourceMedical, Career Systems Development - Job Corps (New Haven, CT), Cas Consulting (current self-employment)
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am seeking loan assistance to consolidate debt. Due to changes in credit card terms, cards that were once easy to pay on and pay down have changed to very high rates and unreasonable payment terms. I have always maintain a Excellent to Good credit score. Even if I have had debt, I have always been able to manage it. I want to continue to keep my credit is good to excellent standing. I would love to opportunity to pay off all the debt I owe and put more into personal savings in order to be able to purchase a place of my own. I am a single female that has worked hard and continues to do so. I have even started a small work at home business, helping consumers with health insurance issues and medical billing problems. Today was a great day for one of my clients, as I was able to resolve a very large balance for them that was over 8 thousand dollars. - They no longer have to pay on a payment agreement of $100 per month. As much as I do for others, I would like to try and build myself up again. I have needed to depend on myself. Although I am almost 39 and single without children, this is still very much a future I would like to have. In order to do so, I would love to feel financially free. I can support myself, but I would love it if it were not a continued struggle to make ends meet and get ahead. I have spent alot of time educating myself and the workforce has not been easy, but I do continue to work and think of ways to bring in additional work on the side from my own business. If you should give me this opportunity to free myself of these financial burdens, then I can build up my financial dreams of being a homeowner one day and maybe being a parent, either with finding a soulmate to share in this dream or fostering a child. I very much thank you for the consideration and I hope that you will consider me in this request. I am just one of the individuals out there that would like to be able to get ahead again too, in order to do more in the future.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,560.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 429404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429404	$5,300	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429404. Member loan 429404 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Tahitian Noni Int'l	Debt-to-income ratio:	8.47%
Length of employment:	3 years 9 months	Location:	Mona, UT

Home town:	Salt Lake City
Current & past employers:	Tahitian Noni Int'l
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

I have one personal ($7,300, monthly pmt=218.00) and one business ($5,800, monthly pmt=202.00) credit card that, as a platinum member of the credit union, jumped from 7.25% to 11.65% for new purchases. This loan is to take care of the business credit card which was used to purchase a trailer for business. I would like to reduce the monthly payment now and pay the loan off within 1 to 2 years. I fear that if I keep the balance on the card it may take years to pay off. Having a fixed-time period payoff (36 months) is a huge benefit to reduce the amount of total interest paid. Credit: I have great credit, never any defaults or late payments. Income: I make a 6-figure income at my present full-time employment as an IT Senior Manager for a stable company. I also have a side business making between $15,000 and $25,000 annually. Expenses: My monthly expenses total about $6,000 which includes an SBA loan, home mortgage, HELOC, and other expenses. I have no problem covering this monthly payment. I would pay off both credit cards with cash now but would like to reserve the cash I have on hand for emergencies and use future business income for payoffs.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,258.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429454	$4,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429454. Member loan 429454 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,633 / month
Current employer:	Street Delivery	Debt-to-income ratio:	12.39%
Length of employment:	1 year 4 months	Location:	Harrisburg, PA

Home town:	Harrisburg,
Current & past employers:	Street Delivery, Crescent Hieghts
Education:	California State University San Marcos

This borrower member posted the following loan description, which has not been verified:

I am planning to completely remodel an investment property. Currently needs full rehab; --Flooring --Appliances --Roof --Replace a few sheets of drywall --New carpet. I have experience working for a company in which I was one of 2 construction coordinators at a 1300 unit condominium conversion. I plan on completing the major of the work in this 3 bed 1 bath by myself and hiring a roofer that will provide a warranty. Not sure what else to include, if you have any questions feel free to contact.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$670.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430205	$14,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430205. Member loan 430205 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	Food Lion	Debt-to-income ratio:	8.23%
Length of employment:	1 month	Location:	Hopewell, VA

Home town:	Atlanta
Current & past employers:	Food Lion, C&S Wholesale Grocers, Inc.
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I am investing in real estate and need extra money fro repairs.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430697	$18,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430697. Member loan 430697 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	Raytheon	Debt-to-income ratio:	10.68%
Length of employment:	4 years 7 months	Location:	Lynn, MA

Home town:	Lynn
Current & past employers:	Raytheon
Education:

This borrower member posted the following loan description, which has not been verified:

looking to get pre approved for up to 18500

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$6,495.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435196	$14,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435196. Member loan 435196 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	PS Business Parks	Debt-to-income ratio:	17.20%
Length of employment:	4 years	Location:	Irvine, CA

Home town:	Norfolk
Current & past employers:	PS Business Parks
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I have excellent credit. I have a family with a wife and two children. I currently own a home that we've lived in the last 4 years. I am currently a Senior Property Manager for a publicly traded REIT. I have worked for this company for 4 years. The company is financially sound and the stock price continues to go up. I have credit card debt that has been ongoing for some time and the amount continues to stay about the same due to interest rates even though I have the best interest rates these card companies offer. It is my hope that I can consolidate these cards into a lump sum monthly payment thus having an end in sight to pay these down. I've not actually used these cards for several months but the interest rate is such that the payments will be on-going for many years unless I'm able to use a different strategy to erase the debt. I was hoping to wipe out my credit card debt by borrowing 22,000, but the maximum per the above limit is 20,000. I appreciate your time and consideration. Please let me know if there is any further information I can provide. Respectfully, Richard

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,564.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435991	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435991. Member loan 435991 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	7.98%
Length of employment:	n/a	Location:	Olney, MD

Home town:
Current & past employers:	PC Test Engineering Lab
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I need a small amount of loan in terms of personal loan to be used towards my Business overseas.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436825	$24,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436825. Member loan 436825 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Sunrise Enterprises	Debt-to-income ratio:	2.77%
Length of employment:	4 years 5 months	Location:	POMPANO BEACH, FL

Home town:	Boston
Current & past employers:	Sunrise Enterprises, Best Buy Co. Inc.
Education:	Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

I want to obtain this loan to consolidate my debts, have one monthly payment that covers all my debts. I have a stable job, been working there for more than 3 years. I will be able to pay the loan back with no problems.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,911.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438609	$18,825	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438609. Member loan 438609 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,350 / month
Current employer:	tac	Debt-to-income ratio:	22.58%
Length of employment:	14 years 6 months	Location:	OXFORD, OH

Home town:
Current & past employers:	tac
Education:

This borrower member posted the following loan description, which has not been verified:

Would like a fixed rate and to pay one loan off faster. I have good credit but had some medical bills with my newborn daughter.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,535.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439815	$5,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439815. Member loan 439815 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Gateway Harley Davidson	Debt-to-income ratio:	22.70%
Length of employment:	5 years 5 months	Location:	ARNOLD, MO

Home town:	ST. Louis
Current & past employers:	Gateway Harley Davidson, Fazolis
Education:	Jefferson College

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate my debt to make it easier to manage my money

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,608.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 440108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440108	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440108. Member loan 440108 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	REZ-1	Debt-to-income ratio:	5.72%
Length of employment:	5 years 8 months	Location:	Needham, MA

Home town:	Baroda
Current & past employers:	REZ-1
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

The good news is that I won the lottery, 1,000,000 over the next 20 years. The bad news, I can only access 35,000 a year after taxes. Most of the companies that will give loans on winning have unreasonable requirements. This loan is to pay off the debt my parents accumulated when they lost their business this year. The took money out on the their credit cards and now are at a very high interest. They are able to live comfortably but can not make a dent in the 65,000 because the interest alone comes out to $1,100 a month. I am willing to take out several loans in my name and pay off their high interest credit cards. Hopefully you can help get rid of this debt and they can enjoy their golden years stress-free. Thank you, Ravi Bhatt

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,863.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440545	$25,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440545. Member loan 440545 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Juniata Chimney Sweeps	Debt-to-income ratio:	21.02%
Length of employment:	15 years	Location:	Everett, PA

Home town:	Gastonia
Current & past employers:	Juniata Chimney Sweeps, New Enterprise Stone & Lime
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan ASAP!!!

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	69
Revolving Credit Balance:	$37,893.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440548	$4,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440548. Member loan 440548 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Insight Communications	Debt-to-income ratio:	7.30%
Length of employment:	2 years 4 months	Location:	NEW YORK, NY

Home town:	Cleveland
Current & past employers:	Insight Communications
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am moving and need a quick loan to pay for expenses involving movers, broker fee and security deposit.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,817.00	Public Records On File:	0
Revolving Line Utilization:	64.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440579	$12,875	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440579. Member loan 440579 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	561 Attorney	Debt-to-income ratio:	24.17%
Length of employment:	3 months	Location:	Wellington, FL

Home town:	West Palm Beach
Current & past employers:	561 Attorney, State of Florida
Education:	Washington & Jefferson College, Thomas M Cooley Law School

This borrower member posted the following loan description, which has not been verified:

I need to consolidate my debt into, so I can get a better interest rate. My bills are paid on time and I do not miss payments. I believe this loan will place me in a better financial situation becuse of the lower interest rate, which will reduce my total financial liability each month. Additionally, this Loan would help me obtain a new bed, crib, and various other things for my house and newborn baby. Finally, this loan would aid me in paying the hospital bill .

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,256.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440892	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440892. Member loan 440892 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	metro nort association	Debt-to-income ratio:	1.71%
Length of employment:	11 years 7 months	Location:	NEW YORK, NY

Home town:	new york city
Current & past employers:	metro nort association, metro nort association
Education:	CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,430.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441016	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441016. Member loan 441016 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	The Car Works	Debt-to-income ratio:	10.10%
Length of employment:	3 years 3 months	Location:	WESTERLY, RI

Home town:	Koszalin
Current & past employers:	The Car Works, Firestone
Education:	New England Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Weddings aren't cheap... Credit card company raised rates after I paid for wedding costs with the card. Wedding is 95% paid for now I just need to get rid of crazy fees and rediculous interest rates. Thank you

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$12,315.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441028	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441028. Member loan 441028 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	The Hartford	Debt-to-income ratio:	15.93%
Length of employment:	5 years	Location:	ALTAMONTE SPRINGS, FL

Home town:	Detroit
Current & past employers:	The Hartford, Current Employer: CCI
Education:	Capella University

This borrower member posted the following loan description, which has not been verified:

I just bought a new home so I am requesting some money for upgrades.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,125.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441136	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441136. Member loan 441136 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	n/a	Debt-to-income ratio:	16.82%
Length of employment:	n/a	Location:	marshfield, MA

Home town:	Boston
Current & past employers:	Revenue Solutions, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get more information regarding a debt consolidation loan. If I pay above my required amount will my interest change? Or if I pay off the loan prior to the term end date will I be penalized? Do I need to be a home owner?

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,031.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441435	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441435. Member loan 441435 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Bochner Chiropractic Care	Debt-to-income ratio:	1.38%
Length of employment:	1 year 6 months	Location:	Brooklyn, NY

Home town:	Albuquerque
Current & past employers:	Bochner Chiropractic Care, M & B Superior Care, Whole Foods Market, Dance Fever
Education:	Southwest Institute of Healing Arts, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

A loan of the above amount would satisfy the rest of my income needs for starting our turnkey business with Sears home repair services. This would be a franchise with rights to carry the Sears name and receive their clientele/ lead database for home repair services in a specific southwest region. The total cost of the business is approx. $32,000 of which Sears will finance the first half and leave me with a balance of approx $16,000. We have approx $20k secured in funds, but would like to keep a sufficient amount of it as backup/ collateral. A $10k loan would suffice the remaining cost for set up and get this rolling here.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$425.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441460	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441460. Member loan 441460 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,042 / month
Current employer:	Inova Health System	Debt-to-income ratio:	20.94%
Length of employment:	2 years	Location:	ALEXANDRIA, VA

Home town:	Stuart
Current & past employers:	Inova Health System, American Mobile Healthcare
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

I am seeking out a loan to consolidate high interest credit card debt. I have been employed as a registered nurse for 13 years and have very stable income. I am married and in a stable home. I am not looking to further extend my credit, but rather to pay it off. The loan will be used to pay off my credit cards and close my accounts to these higher intersest lines. My car is paid off and my husband pays the mortgage on our home therfore my primary financial focus is now to pay off debt. The payment on this loan will not be additional money from my income but the same minimum monthly credit card payments used much more wisely! I have borrowed from various lenders in the past with a good credit history and intend to continue to pay my debts in the same reponsible manner. I consider myself to be an excellent candidate for this loan and hope that you do as well.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	16
Revolving Credit Balance:	$28,332.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441792	$4,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441792. Member loan 441792 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Creighton School District	Debt-to-income ratio:	4.72%
Length of employment:	4 years	Location:	Laveen, AZ

Home town:	Yuma
Current & past employers:	Creighton School District
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

I have never been late on any payments, quicker and quicker I have been getting out of debt. My wife and I both teach and we simply want to refinance and get rid of our remaining credit card debt from college. We have 2 credit cards, this one and one with a $3000 balance. We have a repayment plan but we really don't want to pay 19% on this card. I figure if they are going to jack up my interest to 19% Id rather refinance and give the interest to actual people instead of corporations. Plus Ill get a better fixed rate. Please consider funding our loan and if you have any questions feel free to ask. Thanks!

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,347.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442037	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442037. Member loan 442037 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	US Navy	Debt-to-income ratio:	17.78%
Length of employment:	6 years	Location:	Greenwood Village, CO

Home town:	Denver
Current & past employers:	US Navy
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I am consolidating my two credit cards in an effort to get rid of my debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,498.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442140	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442140. Member loan 442140 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	TriNet	Debt-to-income ratio:	20.52%
Length of employment:	5 months	Location:	SAN FRANCISCO, CA

Home town:	Aiea
Current & past employers:	TriNet, Mervyns, GAP
Education:	University of Hawaii at Manoa, Santa Clara University

This borrower member posted the following loan description, which has not been verified:

During a stint where my ex-wife and I were on unemployment my credit card debt ballooned and my interest rates were increased. I'm seeking to lower my Credit Card debt and pay back as quick as possible. I'm currently paying 4 short term debts at $700 month but I am incurring at least $200 month in interest which is making this slow going. I have $10k in cash I will be using along with the $25k I'm borrowing to eliminate 2 cards totally $32k. I will use the remainder on a third card totalling $20k. I am a responsible IT Professional with a stable income making $120k a year. Unfortunately bad decisions in the past have been keeping me from being able to gain some momentum. Paying off these debts would go a long way towards financial recovery for myself. I really appreciate the help. Thanks!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,468.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442232	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442232. Member loan 442232 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	self employer	Debt-to-income ratio:	12.95%
Length of employment:	14 years	Location:	WILBRAHAM, MA

Home town:	Collingswood
Current & past employers:	self employer, Perkins School for the Blind, Royal New Zealand Foundation for the BLind, Hillsborough County Schools
Education:	University of Florida; Western Michigan University

This borrower member posted the following loan description, which has not been verified:

We desperately need to renovate a part of our home. I would like to take out a loan to do this. I have fully started back to work this year. I make between $6,000.00 to $8,000.00 a month, so I will be able to pay this loan and a few credit cards down this year. I just need help to do it.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,586.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442775	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442775. Member loan 442775 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	FBC of Westfield	Debt-to-income ratio:	20.46%
Length of employment:	9 months	Location:	Clementon, NJ

Home town:	Clementon
Current & past employers:	FBC of Westfield, CVS Caremark Corp., Clementon Park and Splash World, YMCA
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

2008 was a tough year. I spent the entire year unemployed or underemployed due to various workplace closings and position eliminations. I was forced to decide each month which bills I'd be able to pay, and this hurt my credit big time. I often had to pay for bills using a credit card... and then I'd have the same payment due for the card the next month. It was a mess. In the beginning of this year, I accepted a new position as a Youth Leader/Asst Music Director at a church, and I am loving every minute of it. The really great thing here is that I am receiving a paycheck that allows me to pay off my debt from last year. Unfortunately, my delinquency from last year has sky-rocketed the interest rates on these debts. I would love to be able to pay off the debt I accrued ASAP because I have a long commute, and if I didn't have such huge payments every month I could afford housing closer to where I work, and maybe even an engagement ring! (don't tell!) Thank you so much and God bless you for all your help!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,722.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442958	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442958. Member loan 442958 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Northeast Wisconsin Technical College	Debt-to-income ratio:	2.70%
Length of employment:	8 years 9 months	Location:	Coleman, WI

Home town:	Oconto Falls
Current & past employers:	Northeast Wisconsin Technical College, Paula Crum, DDS, MS
Education:	Silver Lake College

This borrower member posted the following loan description, which has not been verified:

I am currently approved for a home mortgage loan but need a short term loan for the down payment. I have recently divorced with my home on the market for sale. Once the home sells, I will have the finances to pay the short term loan off. I am unable to withdraw money from my retirmentment program or borrow against the policy due to it being a pension plan vs. a 401k.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,914.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443054

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443054	$5,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443054. Member loan 443054 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,958 / month
Current employer:	Jones of New york	Debt-to-income ratio:	3.79%
Length of employment:	10 years	Location:	CITRUS HEIGHTS, CA

Home town:	Tacoma
Current & past employers:	Jones of New york
Education:	sac city college

This borrower member posted the following loan description, which has not been verified:

i would like to have some extra money for a vacation.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,029.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443110	$13,475	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443110. Member loan 443110 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Bravo Development INC	Debt-to-income ratio:	22.11%
Length of employment:	1 year 7 months	Location:	Chesterfield, MO

Home town:	St. Louis
Current & past employers:	Bravo Development INC, Brinker International
Education:	St. Louis Community College - Forest Park

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay off my credit card balances and consolidate the debts into a single, lower interest rate loan. Traditional lending has not met my needs, as my bank does not offer debt consolidation loans and I am not a home owner (so I do not have equity available to me).

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,522.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443151

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443151	$9,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443151. Member loan 443151 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,288 / month
Current employer:	WIL Research Laboratories	Debt-to-income ratio:	18.97%
Length of employment:	1 year 6 months	Location:	ASHLAND, OH

Home town:	Cincinnati
Current & past employers:	WIL Research Laboratories, Olive Garden, Bankers Life and Casualty
Education:	Grove City College

This borrower member posted the following loan description, which has not been verified:

It took me two years out of college to find a decent paying job in my field of study. In those two years, I had a few jobs which didn't pay particularly well and a few months of unemployment. I relied too heavily on credit cards to fill the gaps when my job wasn't enough. Before I knew it, I was buried in credit card debt and the rates on the majority of the debt had more than doubled. I have since found a secure job in my field of study (which I have been at for almost two years now) and have learned to budget and stop using/relying on credit cards. However, my debt haunts me and I would like to consolidate my three accounts into one fixed (and lower) APR so I can pay them off as soon as possible and be finished with them. The amount requested will cover all three cards and will fit nicely into my budget. Also, having a fixed-term loan, as opposed to the open-ended credit cards, would be a great personal relief that gives me a set date that the total debt will be repaid. I'm still young but I'm starting to think of my financial future and I'm confident this is the first step.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,666.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443206	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443206. Member loan 443206 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,483 / month
Current employer:	bankers life and casualty company	Debt-to-income ratio:	18.72%
Length of employment:	11 years 10 months	Location:	chicago, IL

Home town:	Richmond
Current & past employers:	bankers life and casualty company, pioneer insurance
Education:	McHenry County College

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off debts faster and help retire debt free after that. I am a full time employee at same company for approx 12 years and pay all my bills on time - I just nee a payment structure with lower interest rates to get this done sooner

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,770.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443262	$14,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443262. Member loan 443262 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ipsco Koppel Tubulars Corp	Debt-to-income ratio:	6.00%
Length of employment:	3 years 8 months	Location:	Ambridge, PA

Home town:	Aliquippa
Current & past employers:	Ipsco Koppel Tubulars Corp, Ergonomics and Safety Services Inc.
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am humbly requesting a loan amount of $14,000. I came across your program from my financial advisor and you have also helped a couple of my friends with great success. The money that I'm requesting will put me in a better financial situation. I plan to use the money to pay off my vehicles, 2 credit cards, and my 401k loan. I understand that this is a 3 year program which is perfect for me because I am a steelworker and we signed a 3 year contract with my Union for an even bigger hourly rate. The reality is that if you don't have a good history with credit, one can't really do much. I have made a few mistakes with my credit but it's healing very well with a score of 666. I sincerely hope I can receive the help you have so generously gave my friends. Thank You!

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,221.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443376	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443376. Member loan 443376 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	S. C. Johnson & Son, Inc.	Debt-to-income ratio:	14.99%
Length of employment:	9 years 10 months	Location:	Racine, WI

Home town:	Racine
Current & past employers:	S. C. Johnson & Son, Inc., Lafarge, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

For payment of Credit Card acquired in Divorce

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,631.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 443439

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443439	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443439. Member loan 443439 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Howell High School	Debt-to-income ratio:	7.65%
Length of employment:	11 years	Location:	Brighton, MI

Home town:	Youngstown
Current & past employers:	Howell High School, Eastern Tool And Machine
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

We have created a compliance package for Low Risk Companies. It includes a poster, much like the OSHA posters that employers must have, and a workbook to assist you maintaining compliance to the new law. In November of 2009, ALL businesses that bill or charge their clients will be subject to the compliance rules set forth by the FTC in the Red Flag Ruling Law. We have created the country's most effective and cost effect tool when dealing with Identity Theft. We own a database of 2.4 million business owners and physicians throughout the US. We have the ability to send out unlimited emails but need cash to forward the business plan.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,667.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443444	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443444. Member loan 443444 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	2.87%
Length of employment:	1 year 7 months	Location:	Richmond, VA

Home town:	Jacksonville
Current & past employers:	Capital One Financial
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I am seeking funding to open a high school math and science tutoring business in my local mall I am a well-paid banker and would eventually be able to fund this myself but I want to move quickly while prices are low and school is starting

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,341.00	Public Records On File:	0
Revolving Line Utilization:	32.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443547	$7,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443547. Member loan 443547 was requested on September 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Happy Bell Inc	Debt-to-income ratio:	23.71%
Length of employment:	7 months	Location:	Metuchen, NJ

Home town:	Elizabeth
Current & past employers:	Happy Bell Inc, Shaw Creations Inc
Education:	None

This borrower member posted the following loan description, which has not been verified:

Sir/Madam, I am asking for this loan to help pay on some credit cards and personal use. I have a very good credit rating, last time checked was 749. I have been using my credit cards more lately and I would like to reduce some so my payments are more reasonable. As I mentioned my credit score is good cause I make timely payments on all my debt. I am also looking to possibly take a small vacation which I have not had in sometime. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	7
Revolving Credit Balance:	$15,524.00	Public Records On File:	0
Revolving Line Utilization:	61.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443671	$16,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443671. Member loan 443671 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Lynblosten care center	Debt-to-income ratio:	14.67%
Length of employment:	14 years	Location:	SAINT PAUL, MN

Home town:	Kingston
Current & past employers:	Lynblosten care center
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate credit card debts of my child and aid her with living expense for the remainder of the year. We have gone over a plan to clear up credit card and other debts that she has this is the first step we plan to take along some other budgeting and financial planning option. My child is currently working as a stylist and was having a hard time keeping up with the multiple payments on the different cards. She is currently paying about $ 500 in minimum payments, so get this Loan would reduce her monthly payments. We plan to select two accounts for her to keep open for emergencies only. We will be spliting the payments and plan to set up account to pay this account with auto pay to ensure that this loan is paid on time every month.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	40
Revolving Credit Balance:	$9,092.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443682	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443682. Member loan 443682 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,375 / month
Current employer:	CSC	Debt-to-income ratio:	11.00%
Length of employment:	2 years 8 months	Location:	CINCINNATI, OH

Home town:	Albany
Current & past employers:	CSC, Convergys Corp., Best Buy Co. Inc., Xavier University Department of Computer Science, Target
Education:	Xavier University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am seeking to manage and eliminate my current credit card debt in as short a time as possible. In the past two years, I have eliminated almost two-thirds of the debt I had accrued during and after college, as well as the credit card debt that I had accumulated while furnishing my home. It is time for me to eliminate the last of my credit card debt, and it would, in my estimation, be most prudent to do so by means of a debt consolidation loan. In addition to eliminating my current credit card debt in a more manageable and sustainable way than exhausting my available cash flow each month, I also intend to utilize some of the monthly cash flow that this loan would "free up" in order to make small repairs and improvements to my home which will increase its value and position it better within the local housing market for sale at such a time when it becomes prudent to sell. The purpose of this loan, again, is to help me eliminate the remainder of my unsecured debt in a manageable and sustainable way, such that I do not find myself in credit card debt again in the future. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,318.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443719	$3,250	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443719. Member loan 443719 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Information Handling Services	Debt-to-income ratio:	19.20%
Length of employment:	5 years 11 months	Location:	Parker, CO

Home town:	Port Jefferson
Current & past employers:	Information Handling Services
Education:	SUNY Brockport, BOMI

This borrower member posted the following loan description, which has not been verified:

I will use the loan to pay off ALL debt with the exception of my House and one Van. I have too many payments and it would be nice and prefefable to only have one payment. It's just easier that way. I am a good candidate for a loan for several reasons. I am extremely hard working and have been at my job for over six years. My company is global and is thriving in these tough market conditions. My job is safe. I plan to pay back the loan earlier then the terms and don't forsee any problems doing so. Please consider me for this loan. Thank you

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	35
Revolving Credit Balance:	$9,625.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443815	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443815. Member loan 443815 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Wal-mart	Debt-to-income ratio:	21.24%
Length of employment:	8 years 4 months	Location:	zephyrhills, FL

Home town:	Tampa
Current & past employers:	Wal-mart, kask n karry
Education:	zephryhills high school

This borrower member posted the following loan description, which has not been verified:

having a baby in febuary and trying to get debt caught up.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,322.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443828	$3,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443828. Member loan 443828 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	viking	Debt-to-income ratio:	0.00%
Length of employment:	5 years 6 months	Location:	STOCKTON, CA

Home town:	Turlock
Current & past employers:	viking, viking constroc
Education:

This borrower member posted the following loan description, which has not been verified:

this loan will help me fix my car and cover some bills

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443833	$14,400	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443833. Member loan 443833 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	First Baptist Church, Odessa	Debt-to-income ratio:	18.18%
Length of employment:	8 years 8 months	Location:	Odessa, TX

Home town:	Hobbs
Current & past employers:	First Baptist Church, Odessa, Bayshore Baptist Church
Education:	Southwestern Baptist Theological Seminary

This borrower member posted the following loan description, which has not been verified:

This loan is to help pay off credit card debt that we are carrying at unbelievable percentage rates.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,927.00	Public Records On File:	1
Revolving Line Utilization:	51.90%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 443838

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443838	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443838. Member loan 443838 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,132 / month
Current employer:	Silverpop Systems Inc.	Debt-to-income ratio:	10.19%
Length of employment:	2 years 8 months	Location:	MOORHEAD, MN

Home town:
Current & past employers:	Silverpop Systems Inc., MN State Univ. Moorhead - Alumni Foundation, Trinity Lutheran Church
Education:	Minnesota State University-Moorhead

This borrower member posted the following loan description, which has not been verified:

Loan proceeds will be invested into a profitable 1 year old online marketing company that is looking to expand. Based upon past performance and projected expansion, my monthly proceeds from this business would be around $2,000. I am a solid candidate for this loan as my credit history is perfect. I have a B.A. in Speech Communications and my employment is very stable. My only debts are the $5K credit card balance and my monthly lease payment of $319. Also, I have no housing payment. The repayment of this loan is very affordable even without the monthly income I would receive from the business investment. Currently, my monthly household expenses are less than 25% of my monthly employer income. LendingClub Lenders, thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,110.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443853	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443853. Member loan 443853 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Schmid Broaddus Nugent and Gano PC	Debt-to-income ratio:	11.65%
Length of employment:	3 years 1 month	Location:	EL PASO, TX

Home town:	ogre
Current & past employers:	Schmid Broaddus Nugent and Gano PC
Education:	The University of Texas at El Paso

This borrower member posted the following loan description, which has not been verified:

Investment in real estate

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,165.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443878	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443878. Member loan 443878 was requested on September 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,364 / month
Current employer:	California Emergency Management Agency	Debt-to-income ratio:	7.04%
Length of employment:	14 years 5 months	Location:	Fair Oaks, CA

Home town:	Sacramento
Current & past employers:	California Emergency Management Agency, Department of Justice (DOJ)
Education:

This borrower member posted the following loan description, which has not been verified:

Hello. My name is Michelle and I am trying to open a taekwondo school. This is the last amount I need. It is a franchise called Robinson's Taekwondo. I am a second degree black belt and I will test for my third very soon. I have 6 years of experience working in a taekwondo school. I am being mentored by some of the most successful instructors in the Sacramento area. The loan will be used to get the lease on a 2400 sq ft space as well as all of the supplies to open the school. I will be buying mats, mirrors, and workout equipment. My plan is to enroll at least 20 students a month - which is the average for our area. Once I reach 90 students I will be a the break even point. In six months, the business will have a profit. I will be using the profits to ensure that the loan is repaid. I will also still be working at my full time job with the State of California so that the loan payment will never be missed.

A credit bureau reported the following information about this borrower member on September 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,829.00	Public Records On File:	1
Revolving Line Utilization:	74.40%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443913	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443913. Member loan 443913 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Cedars-SInai Medical Center	Debt-to-income ratio:	5.13%
Length of employment:	9 months	Location:	LOS ANGELES, CA

Home town:	Quezon City
Current & past employers:	Cedars-SInai Medical Center, Ez Staffing Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I am a full time hardworking Registered Nurse at a very stable company ( Cedars Sinai Hospital ) and have always been dedicated to my commitments. I have been working as an RN for 7 years now and with my job stability I surely make an excellent candidate for making prompt payments. I just need cash at the moment to consolidate all my credit card and personal debts totalling around $22000. I have a very good if not excellent credit history and will definitely appreciate a personal loan of a reasonable rate at this time. Thank you so much for the assistance.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$17,470.00	Public Records On File:	0
Revolving Line Utilization:	25.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443923	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443923. Member loan 443923 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Zurich Financial Services - Global Corporate	Debt-to-income ratio:	8.13%
Length of employment:	2 years 4 months	Location:	VERNON ROCKVILLE, CT

Home town:	Holyoke
Current & past employers:	Zurich Financial Services - Global Corporate, Hartford Financial Services Group
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

As the cost of credit has gotten more expensive, a couple of my credit cards, on which I maintain significant balances, have increased the interest rates as their cost of borrowing has risen. American express, for example, was at 6.99% last year, and has made 2 universal increases and now stands at 15.99%, even though my credit situation has not changed and I have never been late on any payments to any lender. This is a practice which it seems is becoming more common. For example, on Amex - http://www.credit.com/forum/posts/list/339.page#1121 http://www.creditaddict.com/archives/american-express-amex-change-in-cardmember-terms-apr-rate-increases/ http://www.complaintsboard.com/complaints/american-express-c142633.html I wish to avoid the random increases and consolidate at a lower rate. Also, the 3 year term and consolidated payment make it easier for me to manage. I have a revolving line of credit from Bank of America which has available monies to consolidate, but again at a higher rate. I want to try this site, as it appears to be more cost effective. I am a reliable person, as I've had no late payments on any account anywhere in my credit history. I take my credit rating very seriously and am scrupulous in my management and payment of my debts. For this reason, I am a good credit risk. My credit is perfect, although I do have a relatively high debt load as a result of student loans that I used to obtain my MBA.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	56	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,159.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443965	$13,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443965. Member loan 443965 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,000 / month
Current employer:	OSR Open Systems Resources, Inc.	Debt-to-income ratio:	10.06%
Length of employment:	14 years 10 months	Location:	Milford, NH

Home town:	Bishop
Current & past employers:	OSR Open Systems Resources, Inc., FORE Systems, Inc., Transarc Corporation, Stanford University
Education:	University of Chicago

This borrower member posted the following loan description, which has not been verified:

Over the past year, Bank of America has repeatedly changed the terms of my revolving credit card account with them, despite the fact that my business keeps over a half million dollars on deposit with them, and I have never been late or over the limit on the account. I grow tired of paying 28% interest and watching the balance shrink very slowly despite me making payments of 7-10% of the principal balance each month. Thus, Lending Club offers me an opportunity to lower the borrowing cost and know that the interest I am paying is going to real people, not a bank that penalizes its good customers for its own poor investment decisions. I am one of the two principles of a well established company in the computer software business - I have been doing this for the past 15 years, we've weathered multiple business cycles and have done well in the recent down-turn. Despite making a generous income, I have made some poor investment decisions that left me with considerable unsecured debt. In the past five years I have systematically whittled away at this so that I am now down to just two personal credit cards - Bank of America and Discover, and my expectation is that these will be paid off in the next three years - regardless of whether or not this loan funds.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229,908.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443972	$20,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443972. Member loan 443972 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Morgan School District	Debt-to-income ratio:	16.12%
Length of employment:	5 years 3 months	Location:	morgan, UT

Home town:
Current & past employers:	Morgan School District
Education:	Weber State University

This borrower member posted the following loan description, which has not been verified:

This is a working capital loan to fund growth for our small company. We have spent a lot of money in developing an excellent product and have now started rolling it out. These funds will be used specifically to purchase more advertising on the Internet. We have determined that each dollar spent on Internet leads generates $5 of revenues for us. We are excited to fund this program and use the proceeds to amortize the debt then reinvest the profits to fuel more growth.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1981	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,090.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443978	$16,750	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443978. Member loan 443978 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Maggiano's	Debt-to-income ratio:	19.05%
Length of employment:	8 years	Location:	West Hollywood, CA

Home town:
Current & past employers:	Maggiano's
Education:	Illinois Wesleyan University

This borrower member posted the following loan description, which has not been verified:

I have recently had to pay thousands out of pocket for dental work even though I am insured, and I am looking to consolidate all my credit card debt into one place with a fixed monthly payment. I have already been paying this off responsibly on credit cards, and it will be a lot easier for me to manage with a loan.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1972	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,527.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443993	$10,200	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443993. Member loan 443993 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Eodt	Debt-to-income ratio:	0.00%
Length of employment:	1 year 4 months	Location:	brooklyn, NY

Home town:
Current & past employers:	Eodt, U.S Army
Education:	CUNY Queensborough Community College

This borrower member posted the following loan description, which has not been verified:

Want to buy a home for my family in Tacoma Washington.ex military served my country just looking for some where peacefull to live. Thank you

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,473.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444020	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444020. Member loan 444020 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Personnel Specialists, LTD	Debt-to-income ratio:	9.01%
Length of employment:	1 year 1 month	Location:	Waunakee, WI

Home town:	Sauk City
Current & past employers:	Personnel Specialists, LTD, The Information House, Global Insights, Inc
Education:	University of Wisconsin-Madison, Herzing College-Madison

This borrower member posted the following loan description, which has not been verified:

I have a business that is doing well and I would like to take the next step to grow the business. To do this, I need additional capital. This will be used to pay for additional employees and marketing. I have always been responsible with money and have never missed paying a loan on time.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,307.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444037	$13,075	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444037. Member loan 444037 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,767 / month
Current employer:	n/a	Debt-to-income ratio:	19.89%
Length of employment:	2 years	Location:	Boston, MA

Home town:	Colorado Springs
Current & past employers:	Digitas, Hunt Alternatives, Goucher College
Education:	Goucher College, Suffolk University

This borrower member posted the following loan description, which has not been verified:

Between getting married and having our first child, we have accumulated credit card debt and the interest rates have just kept increasing. This loan would go to pay down high-interest credit card debt and in turn allow us to save more for a mortgage down payment. We have seen what irresponsible lending/borrowing has done to so many families and we want to make sure we have an ample deposit a few years down the road to avoid such situations. Though I would be the one repaying the loan, we both have a solid track record of on-time payments and have enough income to cover the necessary payments of this loan. I do have substantial student loans from private undergraduate and graduate schools, but have them on manageable payment plans. I appreciate you taking the time to consider this loan that would help our family immensely.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,368.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444058	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444058. Member loan 444058 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,624 / month
Current employer:	n/a	Debt-to-income ratio:	1.56%
Length of employment:	n/a	Location:	McKinney, TX

Home town:	San Antonio
Current & past employers:	Pizza Hut
Education:

This borrower member posted the following loan description, which has not been verified:

I'm am buying a car audio set up.

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	64
Revolving Credit Balance:	$2,232.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444119	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444119. Member loan 444119 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	the cobalt group	Debt-to-income ratio:	15.04%
Length of employment:	1 year 10 months	Location:	lynnwood, WA

Home town:	richmond
Current & past employers:	the cobalt group, 24 hour fitness
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

Will be investing in a company that produces rock shows. guranteed return of 15%

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,616.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444122

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444122	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444122. Member loan 444122 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,269 / month
Current employer:	Retired	Debt-to-income ratio:	15.87%
Length of employment:	n/a	Location:	Valencia, CA

Home town:	Savanna
Current & past employers:	Retired, Northrop Grumman
Education:	USAF college

This borrower member posted the following loan description, which has not been verified:

I would like this loan to consolidate my debts so that I can have extra cash for my on-line business. I am relaible. I have a very good credit rating and I have never had a late or missed payment and no judgements of any kind toward me. I am starting an online website selling consumer electronics and I need cash to buy products and use some of the products for examples to my customers so that my business will prosper. Thank You

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,127.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444165	$13,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444165. Member loan 444165 was requested on September 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,307 / month
Current employer:	Peace Health	Debt-to-income ratio:	24.04%
Length of employment:	1 year 9 months	Location:	Clatskanie, OR

Home town:	The Dalles
Current & past employers:	Peace Health, Western Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Although I do not qualify for conventional loan with today's economical situation, I have always maintained excellent credit! I have NEVER defaulted on any loan or debt I have had. I am a hard worker, never miss work and take any extra hours offered me at work. I have a very secure job, working in a hospital food service department. And I also receive $26,000 a year in alimony. I just do not own anything (in my name) to use as collateral. My ex-husband makes the mortgage payment on my home, so I do not have that as an expense. I want to be able to close my credit card accounts and have just one payment to make, knowing that this debt will be paid off, finally and FOREVER! I am an excellent candidate for your consideration because I will pay you back and you will be helping me to find a way to pay off my debt. Please help me! Thank you!

A credit bureau reported the following information about this borrower member on September 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,688.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444192	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444192. Member loan 444192 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	LU. 1249	Debt-to-income ratio:	15.29%
Length of employment:	3 years	Location:	KIRKVILLE, NY

Home town:	Syracuse
Current & past employers:	LU. 1249
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for a lower intrest rate than we are currently paying on our mutiple credit cards

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,386.00	Public Records On File:	0
Revolving Line Utilization:	24.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444208	$11,200	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444208. Member loan 444208 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Candu Enterprises Inc	Debt-to-income ratio:	11.10%
Length of employment:	8 years 2 months	Location:	SALEM, UT

Home town:	Walla Walla
Current & past employers:	Candu Enterprises Inc, PTI Communications
Education:	Portland Community College

This borrower member posted the following loan description, which has not been verified:

One creditor, AAC, want our debt to paid up in full $7000 or they will garnished our wage of $727 a month. Which it will hurt us financially. Another creditor, Chase Bank, charging interest rate at 25% and the balance is $950. Both of these creditors are closed accounts. There are no way that Ill borrow money again from these creditors.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,715.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444216	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444216. Member loan 444216 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,625 / month
Current employer:	TPP Certified Public Accountants	Debt-to-income ratio:	9.00%
Length of employment:	1 year 10 months	Location:	Greenwood, MO

Home town:	Harrisonville
Current & past employers:	TPP Certified Public Accountants
Education:	University of Missouri-Kansas City

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off my credit card debt and heloc so I am only making one monthly payment and actually making some headway on my debt. I make sufficient money but I got into a mess when I went through a divorce. I have never defaulted on a loan and I don't plan to start now. My job is secure. There really is no risk here.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,201.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444225	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444225. Member loan 444225 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,740 / month
Current employer:	retired	Debt-to-income ratio:	1.02%
Length of employment:	8 years	Location:	Little Rock, AR

Home town:	Little Rock
Current & past employers:	retired, Consolidated Amusement, Honolulu, Hawaii, Pitney Bowes, Honolulu, Hawaii, Burroughs Corp. Honolulu, Hawaii
Education:	University of Arkansas at Fayetteville

This borrower member posted the following loan description, which has not been verified:

I am working with bankers in two countrys and need to open accounts so that beneficiary funds can be transferred in to them. Transferring funds out of another country has become very expensive. So I will use thier banks. I need $6,600 for one bank and $1,600 for another. Tha additional funds are for any contigencies of which I am not aware. Although I live very frugally I am able to pay my monthly cost of surviving. I have never checked my credit score so have not idea what my score is. I basically live on a cash basis month to month.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1967	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	19
Revolving Credit Balance:	$672.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444234

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444234	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444234. Member loan 444234 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,208 / month
Current employer:	EmblemHealth	Debt-to-income ratio:	9.26%
Length of employment:	3 years 3 months	Location:	CARMEL, NY

Home town:	New York
Current & past employers:	EmblemHealth
Education:	Long Island University-Brooklyn Campus

This borrower member posted the following loan description, which has not been verified:

Credit Card Debt Consolidation

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	23
Revolving Credit Balance:	$75,854.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444306	$19,900	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444306. Member loan 444306 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	American Airlines	Debt-to-income ratio:	8.18%
Length of employment:	9 years 1 month	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	American Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

I am dedicated to consolidating my high interest debt. Positive credit and payment history should be rewarded with reasonable terms... I have outstanding credit and a payment history of no delinquencies or late payments in my 20 year credit history, I also tend to pay off my loans early/quickly as I enjoy a "free-state of mind". I have presently saved enough money to pay off one of my credit cards (Discover), however would prefer to pay off instead the one with highest rates that is 27.99% and that is still the best (AMEX) offers for my excellent credit score and payment history. With regards to resolving AMEX - I believe there is a better way and a lower interest rate so I can pay in a more rapid manner, and not with more going to interest than principal. The best way to achieve this is to pay it off completely by consolidating the debt into a loan with more fair interest rate terms which will allow me to pay it far more quickly. I am asking for funds to accomplish this as both I and my wife have a clear goal in mind - purchase a home in the future and finally start a family. Due to my wife's recent pregnancy loss eariler this year, we feel that destiny rewarded our angel baby back up to heaven to give us more time to refocus and better plan ahead for our future and that of our family. As such before we try again, we want no debt and finally our very own home. As we are now very focused on paying down my debt (as we just paid off the last of hers) we feel this will finally position us to have the home and family in the near future, hopefully in a time frame of the next 2-3 years completing our dreams. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,095.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444315	$7,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444315. Member loan 444315 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,201 / month
Current employer:	Stored Value Solutions	Debt-to-income ratio:	12.62%
Length of employment:	1 year	Location:	Louisville, KY

Home town:
Current & past employers:	Stored Value Solutions, TEK Systems, Smoothstone IP Communications, Insight Communications
Education:	ITT Technical Institute, University of Louisville

This borrower member posted the following loan description, which has not been verified:

I have a Transunion credit score of 702. I make $50414.93/yr and have very little expenses. I can easily afford to save/pay $600/month. I would prefer to finance the ring depending on the interest rate so that I can propose sooner--rather than saving for several months to a year. I have tried for a personal unsecure loan at a traditional financial institution and was able to borrow $2000 but unable to borrow the $6000 that I requested without having something as collateral. Hopefully lendingclub.com is right for me!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,007.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444317	$4,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444317. Member loan 444317 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	n/a- retired	Debt-to-income ratio:	4.11%
Length of employment:	n/a	Location:	Twinsburg, OH

Home town:	Montgomery
Current & past employers:	n/a- retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am trying to help my granddaughter through her second year of college and could use assistance to help her reach her goals!

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,950.00	Public Records On File:	1
Revolving Line Utilization:	42.40%	Months Since Last Record:	71
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444331	$24,250	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444331. Member loan 444331 was requested on September 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Lincoln-Way High School	Debt-to-income ratio:	20.79%
Length of employment:	7 years 2 months	Location:	Mokena, IL

Home town:	Augusta
Current & past employers:	Lincoln-Way High School, Prairie Trails Public Library
Education:	University of Illinois at Urbana-Champaign, University of Wisconsin-Milwaukee, Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I have a lot of debt, but I have never been late on a payment. It is most important to me to honor my debts and keep a good credit score. I would like to use this money to consolidate two high interest credit card debts and pay this loan off in three years. My husband and I have a combined income of at least $130,000 per year. In addition to my job, I teach night classes for extra income.

A credit bureau reported the following information about this borrower member on September 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$155,248.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444354	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444354. Member loan 444354 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	global apparel resources inc.	Debt-to-income ratio:	6.74%
Length of employment:	5 years 2 months	Location:	Piscataway, NJ

Home town:	NEw jersey
Current & past employers:	global apparel resources inc., fashion focus group inc.
Education:	Fairleigh Dickinson University-Metropolitan Campus

This borrower member posted the following loan description, which has not been verified:

I need to consolidate and refinance credit cards balance

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	15
Revolving Credit Balance:	$22,633.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444372	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444372. Member loan 444372 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	MDU	Debt-to-income ratio:	0.54%
Length of employment:	2 years 4 months	Location:	Rockville, MD

Home town:	Chicago
Current & past employers:	MDU
Education:	Rush University, University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Business growing well. Have 2 high credit card rates caused by temporary credit report error due to billing error from physician office. The error is corrected, but the rates are still very high- over 20%. Very irritating. Paying down balance at over 5K a month each. Need a consolidated loan to pay down the balance in a sustainable way.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,068.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444384	$24,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444384. Member loan 444384 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,083 / month
Current employer:	Nuclear-Oncology	Debt-to-income ratio:	5.32%
Length of employment:	18 years 2 months	Location:	Chicago, IL

Home town:	Joliet
Current & past employers:	Nuclear-Oncology
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I am a physician arranging for care of my fiancee during her recovery from surgery. We have an infant 4 months old and she recently had abdominal surgery and hospitalization for post-c-section complications. She is now recovering at home on a course of protracted IV antibiotics. She has been off work for several months and will not recover enough to resume work for several more months. We need in-home help for a few more months to care for her and our infant son. This loan will help cover some of the costs of that care. I am a radiation oncologist in a group practice that I have been with since 1991. I plan repayment of this loan over the next two years.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1972	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$388,892.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444399	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444399. Member loan 444399 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	Offspring Solutions	Debt-to-income ratio:	5.06%
Length of employment:	6 years	Location:	Lorton, VA

Home town:	Chicago
Current & past employers:	Offspring Solutions, PeopleSoft, KPMG
Education:	United States Air Force Academy (USAFA), St Marys University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to pay off higher-interest credit card balances that were used for business purposes. My financial situation: I am a good candidate for this loan because I own a successful business that's over 5 years old with 4 major federal/state government clients. The credit cards were used as a foundation for building the business. Those investments have paid off and the revenues can easily pay off the loan. I have a dual income household and have no trouble paying monthly bills. I'd like to consolidate and pay off these credit cards and discontinue their use as I move to a debt-free operating environment (both personally and professionally). I anticipate that the loan will be paid off relatively quickly (~6-12 months).

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	21
Revolving Credit Balance:	$32,328.00	Public Records On File:	0
Revolving Line Utilization:	17.69%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444401	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444401. Member loan 444401 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Federal Government & United States Air Force Reserves	Debt-to-income ratio:	21.02%
Length of employment:	20 years 3 months	Location:	Palm Springs, CA

Home town:	Chula Vista
Current & past employers:	Federal Government & United States Air Force Reserves
Education:	American Military University, Riverside Community College

This borrower member posted the following loan description, which has not been verified:

I am in the Air Force Reserves. I was recently mobilized and as a result - I lose a bit of money. I would like to consolidate my credit card debt. I actually need more than $25000 ($38000 to be exact) but I will be happy with any amount. I am current on all my payments. I am a home owner - but my house does not appraise high enough now as it would have 3 or 4 years ago to refinance to include my debt. Because I am current on all of my monthly bills - I am not interested in the "debt management" solution. I don't want anything to hurt my credit. I have to maintain a security clearance and maintaing a good credit rating is part of maintaining a favorable security clearance. I just want to consolidate my debt. Because I have been in the military for 26 years - I would like who ever may read this to know that I am committed to paying my debt and know that I have an obligation to both my current debtors and to the members of your company should you choose to assist me with a loan. If you look upon this request favorably - I will destroy and close the accounts I pay off with your consolidation loan. Thank you for your time and consideration

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	55	Months Since Last Delinquency:	14
Revolving Credit Balance:	$115,152.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444428	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444428. Member loan 444428 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	BERKSHIRE FACULTY SYSTEM	Debt-to-income ratio:	16.79%
Length of employment:	2 years 3 months	Location:	PITTSFIELD, MA

Home town:	PESHAWAR
Current & past employers:	BERKSHIRE FACULTY SYSTEM, BERKSHIRE FACULTY SYSTEM
Education:	KHYBER MEDICAL COLLEGE

This borrower member posted the following loan description, which has not been verified:

Me and my wife both are physicians and are currently working and have been trying to pay off our credit cards loan for the last couple of years but they are not moving an inch.Moreover we are paying high interest rates.Our son will be going to college in near future and we want to start saving for his college which is not happening with our credit card loan and other monthly expenses.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,459.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444440	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444440. Member loan 444440 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	MZA "The Michael Zanuck Agency"	Debt-to-income ratio:	19.20%
Length of employment:	2 years 9 months	Location:	Los Angeles, CA

Home town:	Fresno
Current & past employers:	MZA "The Michael Zanuck Agency", Starbucks, Quiznos Franchise Manager
Education:	Fresno City College, Los Angeles Pierce College

This borrower member posted the following loan description, which has not been verified:

Hello! I am looking to pay off my outstanding credit card debt so that I can have only one monthly payment with a lower interest rate. I have great credit for my age, and I have always payed higher than the minimum on my monthly payments. I have a secure job, and live modestly. This loan will only be used to pay off my current outstanding credit card debts, and nothing else. I anticipate paying of the loan quicker than 3 years, to be honest.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,089.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444496	$12,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444496. Member loan 444496 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Basic Energy Services	Debt-to-income ratio:	24.13%
Length of employment:	2 years 6 months	Location:	Gillette, WY

Home town:	Brush
Current & past employers:	Basic Energy Services, Eagle Excavation
Education:

This borrower member posted the following loan description, which has not been verified:

We are currently somewhat behind in our payments due to me not working this summer, my husband's hours cut from 60 to 50 a week and some unexpected finances this summer. We are able to make our payments (although some have been late recently); however we are paying the minimum-some of which run $300.00-$400.00-and since they are revolving credit will we never see the end on them. The debt on the cards were for household improvements and also a large amount were put toward a tool box for my husband to have at work. It is a huge tool box with a value of $18,000.00. He has bought tools over the years that have a value equal to the box. We do take paying our debt seriously. It is our goal to consolidate our bills and pay them off as quickly as we can. It is also our goal to not obtain any new debt. With the furture of America on shakey ground we are anxious to resolve our debt. We do not haave a house payment-we own a mobile home and 2.5 acres of land. We sincerely hope that you will consider us for this loan.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	40
Revolving Credit Balance:	$19,714.00	Public Records On File:	0
Revolving Line Utilization:	97.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444498	$2,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444498. Member loan 444498 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	self employed	Debt-to-income ratio:	23.53%
Length of employment:	1 year 6 months	Location:	naples, FL

Home town:	Walworth
Current & past employers:	self employed, Trinity Chiropractic, Sunshine Pack and Ship
Education:	University of Wisconsin Oshkosh

This borrower member posted the following loan description, which has not been verified:

I have a lot of credit card debt that I diligently pay monthly with no end in sight. I charge very little anymore, but it seems that my monthly payments keep me from saving and getting ahead. I want to find a solution to this and the banks associtated with the cards do not want to help, obviously! I know with a lower rate, and given a chance, I will get through this mess.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,572.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444504	$9,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444504. Member loan 444504 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Stock components	Debt-to-income ratio:	16.90%
Length of employment:	5 years	Location:	eagle mountain, UT

Home town:	Pleasant Grove
Current & past employers:	Stock components
Education:

This borrower member posted the following loan description, which has not been verified:

this is to pay off credit cards and dental bills.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	64
Revolving Credit Balance:	$11,274.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444554	$9,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444554. Member loan 444554 was requested on September 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	I-many, Inc.	Debt-to-income ratio:	2.50%
Length of employment:	6 years 8 months	Location:	Arlington, MA

Home town:	Marine
Current & past employers:	I-many, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

My husband and I are expecting a baby in November and are hoping to replace his 1995 car with something newer and more reliable. We've found a newer car that is in pristine condition with only 70,000 miles, but because it is a 2001 model we cannot apply for traditional used car financing through the dealer. I have made credit mistakes in years past but I've been working hard to correct those mistakes and have had a spotless credit record for the last few years. I am a homeowner with a stable job and high income, and my husband and I live a very quiet, stable life. This is a very low-risk transaction and we would much rather pay our interest to you instead of to a credit card company or bank. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,267.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444559	$3,250	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444559. Member loan 444559 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	Charm City Fitness	Debt-to-income ratio:	17.52%
Length of employment:	5 months	Location:	ANNAPOLIS, MD

Home town:	Annapolis
Current & past employers:	Charm City Fitness
Education:	St. John's College, NM

This borrower member posted the following loan description, which has not been verified:

I am currently employed at a gym, I have an outstanding credit history, and I'm a college graduate with a good head on his shoulders. I have spent the past three years gaining experience as a personal trainer and learning the ins and outs of the business. My dream is to break away from the gym and start training people at their homes. To do this, I need to purchase equipment, establish a web presence, and begin an extensive marketing campaign. The International Sports Science Association has notified me that I have been selected to be their trainer of the month in November 2009. I want to capitalize on this opportunity and use my newfound recognition within the industry to jumpstart my own personal training business. I have the passion and the skills to accomplish my goals. All I l lack is the money to finance them.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,917.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444563	$8,400	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444563. Member loan 444563 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	AMC	Debt-to-income ratio:	4.18%
Length of employment:	2 years	Location:	LAVEEN, AZ

Home town:	Beaver
Current & past employers:	AMC, MEB Management Services Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

With this small business loan i can get the tools that i need to start my small business and get it off the ground. At the same time it will keep my bills and rent paid for the next three months.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,244.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444570	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444570. Member loan 444570 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	retired, pension & rental income	Debt-to-income ratio:	14.02%
Length of employment:	n/a	Location:	SOMERSET, MA

Home town:	Fall River
Current & past employers:	retired, pension & rental income, none
Education:	none

This borrower member posted the following loan description, which has not been verified:

I would like to help my grandchildren out with college expenses. I had never been able to save for them for college. I know the importance of a college education and want them to be successful. I hoped to be able to maybe sell my home but the economy is not good in my area. I want them to be able to concentrate on school and not how to pay for it. Also, I don't want them stuck with students loans when they get out. It is tough enough to find a job in your field nevermind trying to pay loans. I feel this is a good thing to do for them. I hope to be able to do it with your help. Thank You. I am a consciencous of my credit history and score. The reason I don't go to my local bank is that this is a small town and I don't want them in my personal business.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1976	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	11
Revolving Credit Balance:	$186,818.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444583	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444583. Member loan 444583 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Certainteed	Debt-to-income ratio:	22.38%
Length of employment:	37 years 3 months	Location:	Kansas City, KS

Home town:	Kansas City
Current & past employers:	Certainteed
Education:	none

This borrower member posted the following loan description, which has not been verified:

I will youse this money to consolidate debt, and to help me get back on my feet from plant shutdowns.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,430.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444594	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444594. Member loan 444594 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	HCA/Brandon Regional Hospital	Debt-to-income ratio:	21.54%
Length of employment:	8 years 2 months	Location:	Brandon, FL

Home town:	Jamaica
Current & past employers:	HCA/Brandon Regional Hospital
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

I'm needing extra cash for my daughter's wedding on 10/17 - so I need cash fast. I can probably do everything by myself, but those last minute expenses come up fast. If there is cash left over, I plan to consolidate existing loans

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1975	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	22
Revolving Credit Balance:	$36,095.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444596	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444596. Member loan 444596 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,541 / month
Current employer:	Operational Security Systems	Debt-to-income ratio:	7.49%
Length of employment:	17 years 3 months	Location:	Marietta, GA

Home town:	Thomson
Current & past employers:	Operational Security Systems, Georgia Institute of Technology
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Due to the declining health of my Mother-in-law a few years back, my family had to sell our house and move to be closer. The market was down and after 2 years of not selling, we had to settle on a price for less than asking. This coupled with helping her with medical, funeral and home repair expenses forced us to use credit cards for these and everyday expenses. I am currently putting $2000 a month toward paying this off but would like to get a better rate. I have been employed now for 17.5 years with the same company and have a 6 figure income. I have always had an outstanding credit score and recently paid off my wife's student loans and Home Depot credit account early. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,492.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444605	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444605. Member loan 444605 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,283 / month
Current employer:	1-800 Contacts	Debt-to-income ratio:	21.42%
Length of employment:	6 months	Location:	SALT LAKE CITY, UT

Home town:	Salt Lake City
Current & past employers:	1-800 Contacts, American Express
Education:	Salt Lake Community College

This borrower member posted the following loan description, which has not been verified:

medical expenses

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,817.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444618	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444618. Member loan 444618 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,439 / month
Current employer:	City of Falls Church Police Department	Debt-to-income ratio:	7.33%
Length of employment:	9 years 8 months	Location:	Broad Run, VA

Home town:	Allentown
Current & past employers:	City of Falls Church Police Department, City of Falls Church Police Department
Education:	Ferrum College

This borrower member posted the following loan description, which has not been verified:

I would like to reduce my credit card debt at a better rate.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,721.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444654

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444654	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444654. Member loan 444654 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,488 / month
Current employer:	OEConnection	Debt-to-income ratio:	10.57%
Length of employment:	7 years	Location:	HUDSON, OH

Home town:	Hudson
Current & past employers:	OEConnection
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

Payoff my equity line of credit.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	23	Months Since Last Delinquency:	7
Revolving Credit Balance:	$12,810.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444656	$7,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444656. Member loan 444656 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,625 / month
Current employer:	Veterans Affairs Department (VA)	Debt-to-income ratio:	0.41%
Length of employment:	14 years 2 months	Location:	Menlo Park, CA

Home town:	Redwood City
Current & past employers:	Veterans Affairs Department (VA)
Education:	De Anza College

This borrower member posted the following loan description, which has not been verified:

I plan on furthering my education and I need this loan for books and tuition.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$402.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444665

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444665	$25,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444665. Member loan 444665 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Tower Credit Union	Debt-to-income ratio:	6.30%
Length of employment:	13 years 4 months	Location:	Wausau, WI

Home town:	Pana
Current & past employers:	Tower Credit Union, Community Credit Union of Wausau
Education:	Eastern Illinois University, Southwest Wisconsin Technical College

This borrower member posted the following loan description, which has not been verified:

My partner and I started this business 3 1/2 years ago. We sell boots made by in the USA, many of which are made in Wisconsin. Our monthly gross sales are now consistently between $20,000 and $30,000 per month. We started this business on a shoestring - and the shoe company has been carrying us in the amount of approximately $40,000 to $50,000. They are willing to set up payment arrangements on the amount owed if we can come up with some $ to pay down on what is owed, and then we will keep current with them in the future. My partner is a 28 year marketing and advertising veteran. In 2006 he started a small internet business development company with the launch of our current venture. As Managing Director, my partner overseas the day-to-day management of customer orders, queries and new business development. He also serves as the web master; maintaining and refreshing our two sites as conditions require. I am the CEO of small financial institution and have contributed my bookkeeping and financial management experience to the partnership. I also manage our relationship with the major search engines and have optimized our position resulting a continuous page one placement for both websites on Google. I have excellent credit and will continue to manage the financials, while my partner will focus on operations.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,793.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444691	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444691. Member loan 444691 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	24.58%
Length of employment:	n/a	Location:	Fort Lauderdale, FL

Home town:	Brooklyn
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am interested in obtaining a loan for $10,000 for my restaurant. We are just coming to the high season. I need some capital to carry us over till it gets busy October 15, 2009 as well as to fund growing demand for outside catering. I would like repay the loan in installments of $1,000 per month for the coming year. We offer a unique restaurant experience to our customers - excellent homemade grill items in a modern mom and pop environment. Our price point is accessible to all patrons, especially during this economic downturn. We have been reviewed by various local papers and restaurant critics.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	3
Revolving Credit Balance:	$44,433.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444700	$3,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444700. Member loan 444700 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Superior Care	Debt-to-income ratio:	14.58%
Length of employment:	2 years	Location:	Aurora, CO

Home town:	Orlando
Current & past employers:	Superior Care
Education:

This borrower member posted the following loan description, which has not been verified:

We want to expand the business and showroom exactly what needed. For 18000 I will buy sanding polishing equipment (5000 for dustless machine and 2000 for edger) for $4000 we can buy a cargo van and 7000 should be enough for store remodeling and purchase of displays

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	79
Revolving Credit Balance:	$10,441.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 444732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444732	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444732. Member loan 444732 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Monster Cable	Debt-to-income ratio:	17.83%
Length of employment:	12 years 6 months	Location:	MILLBRAE, CA

Home town:	Galway
Current & past employers:	Monster Cable, The Good Guys
Education:	Calasanctius College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off credit cards that have me at a high APR and get my debt paid off faster. I would like to consolidate my payments in to one bigger one and see my balance go down faster. I have a good job secure job, have been employed by the same company for 13 years. I have not bankrupted nor do I have any major negatives on my credit report.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	31
Revolving Credit Balance:	$17,426.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444739	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444739. Member loan 444739 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	GREAT HEARTS ACADEMIES	Debt-to-income ratio:	2.22%
Length of employment:	3 months	Location:	GLENDALE, AZ

Home town:	Cedar Rapids
Current & past employers:	GREAT HEARTS ACADEMIES, STARBUCKS COFFEE COMPANY
Education:	Ave Maria University, KATHOLIEKE UNIVERSITEIT LEUVEN

This borrower member posted the following loan description, which has not been verified:

My wife, daughter and I recently relocated from Europe to Arizona and will be using the loan money to finance the move (including plane tickets, travel expenses, and possibly a vehicle). My credit history is nearly flawless, and I have a steady, full-time job with ample monthly income to meet the loan payments. I am currently renting an apartment and have very few monthly bills to meet. I pay my bills on time and am very responsible with my money. In short, if this loan application is accepted, you can be assured that payments will be met promptly and regularly.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,070.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444805	$13,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444805. Member loan 444805 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The Methodist Hospital	Debt-to-income ratio:	20.86%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	The Methodist Hospital
Education:	Prairie View A & M University

This borrower member posted the following loan description, which has not been verified:

I work as an RN at the Methodist Hospital in Houston. I paid for my last semester with a credit card with a high interest rate. Now I am looking to get into an installment account to pay of the same loan.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,981.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444809	$25,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444809. Member loan 444809 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Korean Chinese Association	Debt-to-income ratio:	12.57%
Length of employment:	2 years 6 months	Location:	flushing, NY

Home town:	Flushing
Current & past employers:	Korean Chinese Association, E One Group
Education:	Fujian Normal University

This borrower member posted the following loan description, which has not been verified:

I am in the process of negotiating a deal to purchase an existing restaurant located at flushing, NY. Current owner is asking for $180K and I am trying to get it down to $150K. I have $100K on hand, however, still short about $50K. I don't want a short term loans, but looking into a long term loan, preferrably 3 -7 yrs term.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,069.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444829	$21,275	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444829. Member loan 444829 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,546 / month
Current employer:	Arrow Capital Management	Debt-to-income ratio:	0.82%
Length of employment:	8 years 6 months	Location:	Malibu, CA

Home town:	Los Angeles
Current & past employers:	Arrow Capital Management, Walt Disney Co.
Education:	University of California-Berkeley (Cal UC Berkeley), University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have been looking to get a replacement car. I would normally think of joining a credit union but heard Lending Club has competitive rates too. My income and credit and excellent and would love to be part of P2P lending. Thank you.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,848.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444831	$24,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444831. Member loan 444831 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	US Government	Debt-to-income ratio:	21.94%
Length of employment:	6 years 9 months	Location:	Ashburn, VA

Home town:	Boston
Current & past employers:	US Government, George Mason University, AT&T Inc.
Education:	University of Kentucky, National University of Singapore

This borrower member posted the following loan description, which has not been verified:

After my divorce, I tried to live off my real estate commission income during a down market. It didn't work (obviously) and I continued to put more and more expenses on credit cards trying to keep up the same standard of living for my children. Yes, I know it was stupid, but who knew the market would tank as much as it did. I finally got smart and went back to work for the US Govt. I have been in a wonderful job for the past nine months, with an excellent income. However, I am still plagued with credit card debt spread out over several cards. I would like to consolidate my debt and pay it off quicker with a set payment every month. I have a good solid income, and I own my own home (with the bank!). I just need some help to get me back on my feet. Please help!

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$124,784.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444832	$22,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444832. Member loan 444832 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	On Wheels, Inc.	Debt-to-income ratio:	10.81%
Length of employment:	15 years 3 months	Location:	Bowie, MD

Home town:	Camden
Current & past employers:	On Wheels, Inc.
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

My business is 15 years old and generates $2.5 million annually. I have grown without the help of loans or investors. I am launching an expanded multimedia for the multicultural market. It will be the first national consumer reports in this growing market. I am transitioning from being the first national auto magazines for this market to covering travel, business, finance, health, green, entertainment and more. I will have close to $1 million in commitments from corporate 500 companies for the launch and will generate $15 million in five years. Because of my past connection to the auto industry, i cannot secure bank financing, although I am a disabled Veteran owned small business. We have invested everything in building this multimedia platform that offers advertisers print, web hub, digital magazines, events, e-newsletters, research and more. The growth industries continues to get digital, Green, and multicultural and we provide all, including the launch of a national Green magazine for this market. We launch in a few weeks and need operating capital.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,901.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444835	$4,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444835. Member loan 444835 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,418 / month
Current employer:	Black and Decker	Debt-to-income ratio:	6.77%
Length of employment:	25 years 8 months	Location:	SHELBYVILLE, KY

Home town:	Taylorsville
Current & past employers:	Black and Decker, Southwestern Tobacco Company
Education:	McKendre College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to purchase a boat. My credit record speaks for itself.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,986.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444862	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444862. Member loan 444862 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Pilgrim's Pride Corp	Debt-to-income ratio:	7.27%
Length of employment:	25 years 11 months	Location:	DIBOLL, TX

Home town:	Atlanta
Current & past employers:	Pilgrim's Pride Corp, Gold Kist
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

I'm purchasing a 2009 utility vehicle for our farm. I've been employed for 26 yrs by the same company. I've lived at current location for 12 1/2 years. I plan on making automatic payments for this purchase. I have very little debt and will have no problem paying this loan. Thanks

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1981	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	29
Revolving Credit Balance:	$7,283.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444882	$16,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444882. Member loan 444882 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	GRAZIANO IMPORT & EXPORT	Debt-to-income ratio:	13.93%
Length of employment:	10 years 2 months	Location:	MIAMI, FL

Home town:
Current & past employers:	GRAZIANO IMPORT & EXPORT, ARGENTINA MEAT MARKET
Education:

This borrower member posted the following loan description, which has not been verified:

I WANT TO GET MY WIFE AND KIDS TO EUROPE FOR ABOUT A MONTH. I ACTUALLY HAVE THE MONEY BUT PREFFER TO GET A LOAN FOR THIS PURPOSE.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,163.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444884	$15,600	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444884. Member loan 444884 was requested on September 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Honeywell International Inc.	Debt-to-income ratio:	17.26%
Length of employment:	8 years 4 months	Location:	Surprise, AZ

Home town:
Current & past employers:	Honeywell International Inc.
Education:	DeVry University-Arizona

This borrower member posted the following loan description, which has not been verified:

Looking to replace flooring in kitchen and gameroom. Also would like to install automatic sprinklers in backyard. Section of yard to be turned into kids play area.

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$256.00	Public Records On File:	1
Revolving Line Utilization:	1.70%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444886	$6,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444886. Member loan 444886 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,375 / month
Current employer:	Department of Defense	Debt-to-income ratio:	20.83%
Length of employment:	1 year	Location:	TWENTYNINE PALMS, CA

Home town:	new bedford
Current & past employers:	Department of Defense, United States Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

my vehicle broke down requiring an engine swap the auto repair place is Baileys auto repair in twentynine palms, ca the total cost for parts, and labor.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444900

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444900	$4,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444900. Member loan 444900 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	graybar	Debt-to-income ratio:	5.14%
Length of employment:	1 year 1 month	Location:	CREST HILL, IL

Home town:	joliet
Current & past employers:	graybar, jewel/osco, schwans fine foods
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to pay off some debt for school and to help pay to get my car fixed.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	10	Months Since Last Delinquency:	10
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 444901

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444901	$25,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444901. Member loan 444901 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	New World Systems	Debt-to-income ratio:	14.32%
Length of employment:	2 years 7 months	Location:	ROYAL OAK, MI

Home town:
Current & past employers:	New World Systems
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

Excellent credit

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,427.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444904	$25,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444904. Member loan 444904 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Childrens National Medical Center	Debt-to-income ratio:	24.77%
Length of employment:	28 years 2 months	Location:	Germantown, MD

Home town:	Cumberland
Current & past employers:	Childrens National Medical Center
Education:	Marymount College, College of Notre Dame of Maryland

This borrower member posted the following loan description, which has not been verified:

Please consider my request for this loan amount or another amount to be negogiated. Iam a nurse with a steady income wanting to get of credit card debt.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1985	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	16
Revolving Credit Balance:	$56,883.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444908	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444908. Member loan 444908 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Eden Design	Debt-to-income ratio:	8.75%
Length of employment:	10 years 7 months	Location:	Kearneysville, WV

Home town:
Current & past employers:	Eden Design
Education:	Shepherd University

This borrower member posted the following loan description, which has not been verified:

Greetings: I am a 30-something small business owner who would like to pay off the outstanding balance on my one and only credit card. I've had an automatic withdrawal of the minimum amount taken out of my account for the last year and a half (around $275) but with an APR of 18% the balance is not going anywhere. So, I feel confident I'll have no problem paying around $340 a month to pay the debt off. I've been in business for ten years and luckily my work flow has continued to be steady throughout the past year. Several years ago, I used a credit card to help build my office for my business and the interest quickly escalated out of control. I've now learned from experience that credit cards are not a good fit for me and would LOVE to pay the card off and take on a Lending Club loan instead. I'd much rather pay my interest directly to Lending Club members then to the credit card company. Thanks for your consideration!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	31
Revolving Credit Balance:	$24,223.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444910

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444910	$16,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444910. Member loan 444910 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,667 / month
Current employer:	Click 3X	Debt-to-income ratio:	6.67%
Length of employment:	8 months	Location:	DEMAREST, NJ

Home town:	Burbank
Current & past employers:	Click 3X, Nth Degree Creative Group
Education:	California State University Northridge

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt into one account. I have a great job and a good credit rating. No worries about me paying my bills and I will most likely pay it off before the 3 years.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	25
Revolving Credit Balance:	$715.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 444914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444914	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444914. Member loan 444914 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	U.S. ARMY	Debt-to-income ratio:	15.06%
Length of employment:	4 months	Location:	ALEXANDRIA, VA

Home town:	Penn Yan
Current & past employers:	U.S. ARMY, U.S. Army - Active military service (March 1984-Feb 2009)
Education:	State University of New York at Oneonta

This borrower member posted the following loan description, which has not been verified:

I retired from the Army in February 2009 after 25 years of active duty. In May 2009, I took a civilian position with the Army in Arlington, Virginia. Unfortunately, my family can't join me in Virginia until we sell our house in El Paso, Tx. Before putting the house on the market, we need to make some minor repairs. To compound our problems, we have high credit card debt, which I would also like to consolidate into one payment at a lower interest rate. If we are able to receive a $25,000 loan, we will use $4,000 - $6,000 to do the house repairs (less, if possible). The rest will go toward paying down the unsecured debt. Even with our high debt, a mortgage AND a lease, and two girls in middle and high school, we have never fallen behind on any of our payments. I am currently making about $97,000/year and can easily make these payments. Once we sell our house, we'll use whatever we make on it to pay off the remainder of our debt. My goal with this loan is to get my family back together here in Virginia. After retiring from the Army, I thought we wouldn't be separated like this again (I had just completed a 14 month tour in Korea without my family). My wife and kids need for this to happen as soon as possible...parenting by phone is difficult on all of us!! Thank you!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,551.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444944

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444944	$24,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444944. Member loan 444944 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Payne Home Improvements and Repairs	Debt-to-income ratio:	11.71%
Length of employment:	12 years 2 months	Location:	Colonial Heights, VA

Home town:	Colonial Heights
Current & past employers:	Payne Home Improvements and Repairs
Education:

This borrower member posted the following loan description, which has not been verified:

We are trying to pay off some credit card debt and also want to purchase a used car. WE have ALWAYS paid our debts on time. However, recently some of our credit cards lowered our credit limit and that has hurt our credit. In addition, we have closed some cards because they were going to increase our interest. We make plenty of money to pay our debts and we have been trying to lower the debts and have paid off several in the last 2 weeks. We do have a 2004 Kia Amanti that was paid off the month after it was purchased new in Sept.2005. So we can do a secured loan also.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,598.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444972	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444972. Member loan 444972 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	BGA	Debt-to-income ratio:	23.85%
Length of employment:	1 year 10 months	Location:	Dallas, TX

Home town:
Current & past employers:	BGA
Education:

This borrower member posted the following loan description, which has not been verified:

I have 2 cards that have magically went up to 29.9% as a resut of changes in policy. I am looking to consolidate these cards with something more reasonable and hopefully get it paid down in a few months. I have never missed a payment on a card in my life and have a solid score. I am a quality borrower and would be very happy with any help

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	3
Revolving Credit Balance:	$61,956.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 444980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444980	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444980. Member loan 444980 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Traverse	Debt-to-income ratio:	0.83%
Length of employment:	15 years	Location:	redondo beach, CA

Home town:
Current & past employers:	Traverse
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate all debts into one conveniently monthly payment at a fixed interest rate.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,362.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444991	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444991. Member loan 444991 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	High Mountain Taxi	Debt-to-income ratio:	13.73%
Length of employment:	2 years	Location:	Aspen, CO

Home town:	Waterloo
Current & past employers:	High Mountain Taxi, Charles Schwab
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I work as a taxi driver in Aspen, CO. Last year I made $37,500. Will be consolidating all outstanding debt with this loan and closing all but one credit card.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$417.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445007	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445007. Member loan 445007 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	cintas uniform company	Debt-to-income ratio:	12.61%
Length of employment:	9 years	Location:	NORTH WALES, PA

Home town:	Philadelphia
Current & past employers:	cintas uniform company, Crown Holdings
Education:	Philadelphia community college

This borrower member posted the following loan description, which has not been verified:

I am using this money to put on an addition on my in laws house. This loan will allow us to have no rent or mortgage and enable to pay off other bill and children tuition payments.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$197.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445020	$3,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445020. Member loan 445020 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Jbh environmental	Debt-to-income ratio:	10.62%
Length of employment:	10 years	Location:	OAKLAND GARDENS, NY

Home town:	Bayside
Current & past employers:	Jbh environmental
Education:

This borrower member posted the following loan description, which has not been verified:

im looking to pay some debts off as well as make a purchase.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	48
Revolving Credit Balance:	$1,569.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445022	$11,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445022. Member loan 445022 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	New York Daily News	Debt-to-income ratio:	0.45%
Length of employment:	5 years	Location:	Jamaica, NY

Home town:	San Jose
Current & past employers:	New York Daily News, PGI
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Hi, I'm a photographer with a newspaper. Looking to start a new business in wedding photography. Need capital for equipment and other expenditures. I have experience in this field and once I'm up and running, I expect to receive $1000-$3000 per job. In the meantime, I have no problems making the monthly minimum. Thank you for assistance!

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$704.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445023	$14,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445023. Member loan 445023 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	DNJ Markeitng Group	Debt-to-income ratio:	1.63%
Length of employment:	8 years	Location:	San Diego, CA

Home town:	Orange
Current & past employers:	DNJ Markeitng Group
Education:	Fairleigh Dickinson University - Rutherford Campus

This borrower member posted the following loan description, which has not been verified:

This loan will be used to help pay off the expenses of getting married, expanding my business, and consolidating my debt into one monthly payment. My wife and I have been together for several years, and only just recently had been in a position to get married with all of our family around. Everyone who knows us had been looking forward to celebrating this special day with us for a very long time. Since this was the first marriage for both of us I wanted the day to be special which it was and provide my wife with everything that she had dreamed of ever since she was a little girl. Well, this caused the cost of the wedding to go over budget. Although we had been saving for a long time, we came up a wee bit short. Our families have done what they could financially, but unfortunately it has not been enough. In the midst of all of this, I am trying to pay-off the last of my student loan and trying to expand my growing business with new equipment, hardware, and software. This loan will allow me to start a new life with my wife. Many marriages fail because of financial problems and I do not want to burden my wife or our future relationship with my money issues. It will also lift the weight off of me and allow me to make just one manageable monthly payment. I am a great candidate for this loan because I own a stable, productive, and growing business, establish in 2001. My business specializes in web design, search engine optimization (seo), and search engine marketing. I have an excellent repayment history, with no delinquencies. My bills are paid on time and my credit scores keep rising. My current income is more than adequate to repay this loan in a timely fashion.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$859.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445060	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445060. Member loan 445060 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	bereman carpets	Debt-to-income ratio:	18.90%
Length of employment:	10 years	Location:	pacific grove, CA

Home town:	Los Banos
Current & past employers:	bereman carpets, the golf mart
Education:	Monterey Peninsula College

This borrower member posted the following loan description, which has not been verified:

i have great credit

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,061.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445073	$5,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445073. Member loan 445073 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Self	Debt-to-income ratio:	2.27%
Length of employment:	10 years	Location:	Ft. Washington, MD

Home town:	Washington
Current & past employers:	Self, Certified Leasing Company
Education:

This borrower member posted the following loan description, which has not been verified:

I now operate an internet business selling Koi fish. I'm planning to open a shopping center kiosk to sell aquatic products and small fish, such as koi, bettas and tetras. This loan is for working capital and some inventory. I would repay the loan over 30 months.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,597.00	Public Records On File:	1
Revolving Line Utilization:	57.10%	Months Since Last Record:	3
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445083	$19,800	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445083. Member loan 445083 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Midwest Insurance Company	Debt-to-income ratio:	17.05%
Length of employment:	1 year 6 months	Location:	West Sacramento, CA

Home town:	Carmichael
Current & past employers:	Midwest Insurance Company, FirstComp Insurance
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Hello, Thank you for taking the time to look at my posting. I am obtaining this loan because I have accrued some revolving debt the past several months which I will explain throughout this posting. I would much rather pay interest to people rather than to the credit card companies so that is why I am using lending club. I bought a brand new home some time ago and it became time to do the backyard. The yard is huge and took a lot of time and money to complete but it is now done. I am also getting married very soon so we not only had to pay for the backyard but we also had to pay for the remainder of our wedding. Needless to say, our expenses have been very high these past few months but everything is now paid for and it is business as usual now and time to pay off the debt. With this loan, I am going to pay off my revolving credit card debt and a loan I already have with Lending Club. I obtained a loan in January of this year with Lending Club in the amount of $16,000 with a monthly payment of $530. I have paid that loan down to a balance of $6990 in 9 months so I have averaged paying over $1,000 a month each month on that loan. You may ask why I haven't been paying the minimum on the Lending Club loan and using the cash I would save by not paying extra on Lending Club to pay for my expenses on the backyard and wedding. The answer is that the two main credit cards that I have been using have the introduction rate of 3% but that goes away in November so it made sense to do what I have been doing. The lending club loan I referenced above I obtained due to a vehicle. Unfortunately, I made a couple poor choices in college in changing vehicles and kept on rolling negative equity into cars that I purchased. When I worked for my company prior to this, I bought a new Dodge vehicle and rolled in quite a bit of negative equity. With my prior company, they did not provide me with a company car so I had to use my own vehicle. I put 30,000 miles on the vehicle in one year and then I left that company to come to my current company and they provide me with a company vehicle. I had to sell my Dodge with a ton of miles in a awful economy with a lot of negative equity in it to start with. I had to get rid of it way below blue book and took a huge loss. Live and learn. I am a Marketing Representative with a Insurance Company with a base salary of $77,500. In addition to the salary, I receive monthly commissions based on performance and year to date through Septempber I have made $79,000 so far and I project to make $107,000 for the year at least. I have been with this company for a year and a half and have complete job security. I have a company car so I have no car payment, no insurance, no maintenance, and no fuel expenses. Also, I work from home so my company pays for my cell phone, home phone, and cable internet. With all of those things, that adds up to be a lot of money that I save each month for expenses. I also have a side job with a friend that I make $150/month in as well. Income: $9000/month salary Expenses: Lending Club: From my calculations, it will be $640/month or so with this loan amount. Student Loan: $150 Mortgage: $2250 (split 2 ways with my fiancee) Utilities/Food/Entertainment: Varies, but $500 is probably about average As you can see, my income is great versus my expenses. I have no late or missed payments on my credit report and never will. My credit score is lower than usual just because I have the revolving debt on it right now and that impacts the score. Before this debt was on the reports a few months ago, my credit scores were all around 720. Thank you very much for reading this very long posting and considering this loan.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,075.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445086

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445086	$25,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445086. Member loan 445086 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Co-Leash Company	Debt-to-income ratio:	16.20%
Length of employment:	10 years 6 months	Location:	New Tripoli, PA

Home town:
Current & past employers:	Co-Leash Company
Education:

This borrower member posted the following loan description, which has not been verified:

We are a 2 fold company, we have a pantented product called the Co-Leash for dogs, we sell leashes colars, harneses, etc. And we sell glow in the dark paint products. We are looking for a loan to add more advertising, hire staff, to finish developing the business, and to buy more products for shelving. We are a growing business and we need help to continue expanding and providing services to our consumers in this community.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1976	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	3
Revolving Credit Balance:	$144,217.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445094	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445094. Member loan 445094 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	ram	Debt-to-income ratio:	21.62%
Length of employment:	8 years 5 months	Location:	COPPERAS COVE, TX

Home town:	lawton
Current & past employers:	ram, ram
Education:

This borrower member posted the following loan description, which has not been verified:

just sending this to you

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	74
Revolving Credit Balance:	$9,095.00	Public Records On File:	1
Revolving Line Utilization:	77.10%	Months Since Last Record:	30
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 445097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445097	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445097. Member loan 445097 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,442 / month
Current employer:	opal soft	Debt-to-income ratio:	15.34%
Length of employment:	2 years	Location:	WALNUT CREEK, CA

Home town:
Current & past employers:	opal soft
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off high interest credit cards and pay off all my debt by having one monthly payment.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$114,747.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445134	$9,250	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445134. Member loan 445134 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Sikorsky	Debt-to-income ratio:	8.17%
Length of employment:	2 years 3 months	Location:	West Haven, CT

Home town:	McCloud
Current & past employers:	Sikorsky, Art Images Reno Nevada
Education:	University of Nevada-Reno, ENMU

This borrower member posted the following loan description, which has not been verified:

This money would be used to consolidate cards and pay a divorce settlement. I build Blackhawks for Sikorsky, a UTC company. My union just signed a 5 year contract and if we don't get any more contracts from defense, we still have 8 more years of backlogged sales. I'm due for a $4,000 raise in 2010 and I believe I'm a great candidate for this loan. My credit scores are: TU-760; EX-715 and EQ-789. Thank You for helping me start over.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,147.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445155	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445155. Member loan 445155 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	chungs automotive	Debt-to-income ratio:	16.31%
Length of employment:	20 years 3 months	Location:	gardena, CA

Home town:
Current & past employers:	chungs automotive
Education:

This borrower member posted the following loan description, which has not been verified:

I want to fix my car up some.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$784.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445168	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445168. Member loan 445168 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Sebastian	Debt-to-income ratio:	19.66%
Length of employment:	5 months	Location:	kerman, CA

Home town:	Fresno
Current & past employers:	Sebastian, Comcast Corp.
Education:	Fresno City College

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a business loan to start up my own business. I have excellent credit and have put much thought into my business.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,644.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445199	$17,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445199. Member loan 445199 was requested on September 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Wells Fargo Advisors	Debt-to-income ratio:	14.15%
Length of employment:	4 months	Location:	Alexandria, VA

Home town:	Glen Cove
Current & past employers:	Wells Fargo Advisors
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

Seeking to purchase an original owner, good condition and relatively low mileage 2003 or 2004 Mercedes Benz E320. Traditional auto finance companies do not seem to want to finance a vehicle over 5 years old as this apparently does not mesh with their financial depreciation models. The finance companies which are so willing are unfortunately usurious. In my humble opinion, they are missing a sweet spot as this E series should hold its value exceptionally well over next 5-10 years. The bulk of depreciation on this type of car occurs during first few years. And they are built to last; it is not unusual to get 250,000+ miles on a well maintained vehicle. As for downside, parts can be pricey. I have a weakness for German cars. I did consider a new vehicle with some of the compelling sales offers being proffered in this weak market; however no car comes close to the quality of this MB. I have not identified a specific vehicle as yet, taking my time endeavoring to find a private party seller car with the right options, condition, and "deal". It is my intent to drive this car for a very long time. I am replacing a 3 series convertible which has served me well, but it has 160,000 miles and is uncomfortably small to entertain clients and potential clients. I will be selling it after tagging the new car; I expect it to bring ballpark $3,500 - $4,500.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,071.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445203	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445203. Member loan 445203 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Food Lion	Debt-to-income ratio:	12.27%
Length of employment:	7 years 9 months	Location:	RICHMOND, VA

Home town:
Current & past employers:	Food Lion
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to replace windows and roof on my house.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	69
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445279	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445279. Member loan 445279 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Retired	Debt-to-income ratio:	18.13%
Length of employment:	34 years	Location:	Pendleton, SC

Home town:	Lincoln
Current & past employers:	Retired, Clemson University
Education:	PhD Auburn University, Head of Math & Sciences, Clemson University

This borrower member posted the following loan description, which has not been verified:

Successful 2.5 year old salon/spa needs working capital for expansion. Business has revenues of +/- $95,000.00 per mo. and a net profit of 8% after salaries. Son and daughter in law both had previous major medical issues which impacted their credit as well as the ability to secure conventional financing. My credit score is approx. 720 and my retirement income is 9000.00 per mo. with only fixed expenses 4000.00 per mo.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1980	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,784.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445282	$1,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445282. Member loan 445282 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,458 / month
Current employer:	Panera Bread	Debt-to-income ratio:	20.37%
Length of employment:	6 years 6 months	Location:	RICHMOND, VA

Home town:	Richmond
Current & past employers:	Panera Bread
Education:	ECPI Technical College

This borrower member posted the following loan description, which has not been verified:

I am currently planning to move into a house near the end of next month with my current roommates, and I need some extra money to help pay my portion of the "getting in" costs, such as fees, my part of the security deposit, etc.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,013.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445289	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445289. Member loan 445289 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	RPET Holding LLC	Debt-to-income ratio:	4.24%
Length of employment:	5 years 10 months	Location:	Simpsonville, SC

Home town:	Kensington
Current & past employers:	RPET Holding LLC, Parkdale Mills
Education:	Appalachian State University

This borrower member posted the following loan description, which has not been verified:

I have a full-unfinished basement that I would like to finish and add to the living space of the house. This will add value to the house at time of resale. I would prefer to do this project using borrowed money and pay it back over a period of time verses using my own over a few month periods.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,773.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445295	$12,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445295. Member loan 445295 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Benchmark Management	Debt-to-income ratio:	5.59%
Length of employment:	3 years	Location:	LEESBURG, VA

Home town:	Mesa
Current & past employers:	Benchmark Management, Harbinger Technologies
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to consolidate my credit card debt. I have been working hard to pay off my credit cards but the interest has gotten very high. I am a responsible person with a great work ethic and am trying to get my finances in order. It would be great to get this loan and have only one payment a month rather than three. It would also be very reassurring to know that this loan will be paid off in full after three years, whereas paying off my credit cards would probably take five years because of the high interest rate. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,804.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445312	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445312. Member loan 445312 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Supreme Lending	Debt-to-income ratio:	11.02%
Length of employment:	4 years 6 months	Location:	Frisco, TX

Home town:	Greenville
Current & past employers:	Supreme Lending
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

Need to pay my father back for a loan he gave my to finish college. I have a good job and make plenty of money to pay this loan back, I also have very little debt.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,492.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445322	$24,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445322. Member loan 445322 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	0.48%
Length of employment:	n/a	Location:	morenci, MI

Home town:	Chicago
Current & past employers:	retired
Education:	San Bernardino Valley College

This borrower member posted the following loan description, which has not been verified:

im buying a big business and i just might need a little start up money i might not use but just in case.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,059.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445323	$24,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445323. Member loan 445323 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Information Resources	Debt-to-income ratio:	8.08%
Length of employment:	17 years 3 months	Location:	CHICAGO, IL

Home town:	Elmhurst
Current & past employers:	Information Resources, Wal-Mart Stores
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

Loan to pay off outstanding debt

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,361.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445335

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445335	$14,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445335. Member loan 445335 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Mountian High Moving & Storage	Debt-to-income ratio:	19.25%
Length of employment:	6 months	Location:	Denver, CO

Home town:	Los Angeles
Current & past employers:	Mountian High Moving & Storage, First Street Financial
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Hello, In the aftermath of getting married, relocating to Colorado, and having a baby boy, my wife and I want to reduce our debt with a consolidation loan with the ultimate goal of buying a home next year.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,177.00	Public Records On File:	0
Revolving Line Utilization:	75.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 445339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445339	$5,500	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445339. Member loan 445339 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,000 / month
Current employer:	Administaff/Newview Technologies	Debt-to-income ratio:	3.58%
Length of employment:	8 years 10 months	Location:	WASHINGTON, DC

Home town:	Fredericksburg
Current & past employers:	Administaff/Newview Technologies, Accenture
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate/eliminate a Bank of America credit card balance (after they raised my rate retroactively for no good reason) along with several recent bills due to my recent move. I am also working to lower monthly expenses in order to save toward a home purchase in the next 12 months. This consolidation loan will help bridge the gap/expenses of the move so I can achieve my savings goals over the next 12 months.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	42
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445345	$4,750	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445345. Member loan 445345 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	10.71%
Length of employment:	2 years 3 months	Location:	Garden Grove, CA

Home town:	Orange
Current & past employers:	Macy's Inc., Walt Disney Co., CRESST
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I just graduated from UCLA and due to the economy, I have to move out... I have one part time job, but am in the process of getting another one so I will be working about 50 hours a week. I also have some credit card debt that I would like to consolidate.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,798.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445388	$5,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445388. Member loan 445388 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,417 / month
Current employer:	MedAssets Inc.	Debt-to-income ratio:	12.15%
Length of employment:	5 months	Location:	NEWPORT BEACH, CA

Home town:	Fontana
Current & past employers:	MedAssets Inc., Perot Systems, Select Data, Cerner Corpoaration, Spheris Inc., QuadraMed Corporation, Apria Healthcare Group
Education:	Biola University

This borrower member posted the following loan description, which has not been verified:

I am an excellent credit risk and pay my bills and debts on time.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,084.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445423	$25,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445423. Member loan 445423 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,500 / month
Current employer:	Rethlake & Co. Inc	Debt-to-income ratio:	19.91%
Length of employment:	25 years	Location:	west chester, OH

Home town:	Greensburg
Current & past employers:	Rethlake & Co. Inc, McKesson Drug Co, Ohio Casualty Insurance Co
Education:	Xavier University

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to do a few home improvement projests including interior painting, kitchen counters and carpet I have had my own business for 25 years (a CPA firm). I pay my bills on time. Not a late payment in last ten years (note: one on there right now is an err and in the process of being corrected). This loan is well within my means to pay based on my income. I do have other loans that were put in my business for working capital (receivables and equipment)

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	82
Revolving Credit Balance:	$147,590.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445445	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445445. Member loan 445445 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	southern California Fuels	Debt-to-income ratio:	16.40%
Length of employment:	5 years 9 months	Location:	Menifee, CA

Home town:	Mexicali, Mexico
Current & past employers:	southern California Fuels
Education:

This borrower member posted the following loan description, which has not been verified:

We are tired of paying and seeing the balance never going down the interest are high and we are getting frustrated that we are never going to live debt free form those companies. We have good credit and we want to keep it that way that is why we are trying to borrow money so we can pay off all debts without the feeling that we are going to be paying all of our lives. thank you for your time

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	64
Revolving Credit Balance:	$12,295.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445458	$6,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445458. Member loan 445458 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	n/a	Debt-to-income ratio:	10.91%
Length of employment:	n/a	Location:	fresno, CA

Home town:	Milpitas
Current & past employers:	Circuit City Stores, California State University, Fresno, RTPhoto
Education:	California State University-Fresno (CSU Fresno)

This borrower member posted the following loan description, which has not been verified:

I am a student photographer attending Fresno State in need of financial help. Through my four years I have acquired 6 credit cards to fund my need of photographic equipment. This put me in a significant hole of debt I cannot climb out of. I am looking for this to be my saving grace. I have been paying my monthly payments but have not been able to bring the balance down. I also have been working the wedding circuit to help pay off my balance. http://rtphoto.biz Your help would be greatly appreciated as I want to take out my debt in less than two years.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,554.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445464

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445464	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445464. Member loan 445464 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Temple University Hospital	Debt-to-income ratio:	16.25%
Length of employment:	8 years 1 month	Location:	PHILADELPHIA, PA

Home town:	Philadelphia
Current & past employers:	Temple University Hospital
Education:	LaSalle University, Eastern University

This borrower member posted the following loan description, which has not been verified:

I am a single professional female with no dependents. I started my career securing a Bachelors Degree in Social Work and worked for over 15 yrs. in the field. Ten years ago I returned to school and pursued certification in Radiology and now work as Medical Technologist at a Level 1 Trauma Hospital. Five years ago I returned to school again and received a Master's Degree in Health Administration. My friend (for over 20 yrs) has a PhD in psychology and operates her own consulting business (in operation and profitable for over 12 years). She works with inner city children and schools. In addition she is a certified yoga instructor with a consistent client base. We have always discussed and outlined going into business together. Recently a property became available in the area that is currently going through urban renewal. We had the property reviewed by a licensed inspector. This property has the ideal location, structure and accomodations to transform it into an owner occupied yoga studio. There are over 1,000 potential clients literally across the street from the building and no direct competition within a 3 mile radius. We need the loan in order to make the downpayment on this property. We have some financial resources in the bank and two ongoing incomes from our full time careers however, we will need some funds in order to make the necessary renovations to transform it into a studio. This loan would be strictly used for the downpayment. We know that this property has the potential to be profitable within a relatively short period of time .

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,922.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 445465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445465	$15,250	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445465. Member loan 445465 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	malibu rock star	Debt-to-income ratio:	22.41%
Length of employment:	3 years 3 months	Location:	santa monica, CA

Home town:	kokomo
Current & past employers:	malibu rock star, opal fields honolulu, hi
Education:	Gemological Institute of America-Los Angeles

This borrower member posted the following loan description, which has not been verified:

I am an award winning Jeweler/Gemoligist that works in Malibu Ca. Im trying to get rid of all my credit card debt I was doing really good til the recent down turn in the economy caused all the creditors to raise there interest rates on me...I want to make this into one lump some and one payment with a set interest rate. It may seem that this is a high debt on cards..but it was forced on me since shortly after I moved my family to California from Hawaii my wife decided to devorce me..I had to fight for my rites to have 50% custody of my son..it all worked out for the better because I pay no alimony and no child support..we split school and medical bills only... my dream is to open my own store here in Malibu Im the only custom Jeweler for 20 miles and the average house price is $4mill...its a gold mine here for me...but I need to get rid of this debt 1st

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	31
Revolving Credit Balance:	$14,876.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445472	$7,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445472. Member loan 445472 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Northern Valley Kitchen and Bath	Debt-to-income ratio:	16.42%
Length of employment:	6 years	Location:	Old Tapan, NJ

Home town:	Northvale
Current & past employers:	Northern Valley Kitchen and Bath, Creative Design Construction
Education:

This borrower member posted the following loan description, which has not been verified:

I am dedicated to paying off this loan because I'm sick of being in debt. I'm a hard worker and it is rare that I miss work. I'm looking for this loan so that I can concentrate on paying it down quickly and easily.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,608.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445484

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445484	$13,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445484. Member loan 445484 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	kenan advantage group west	Debt-to-income ratio:	19.24%
Length of employment:	8 years	Location:	PEORIA, AZ

Home town:	phoenix
Current & past employers:	kenan advantage group west, beneto tank lines
Education:	American Institute of Technology

This borrower member posted the following loan description, which has not been verified:

As reflected in my credit report file I never pay late or minimum payments. My goal is to pay these accounts in full as soon as possible and live on a cash only basis.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	43	Months Since Last Delinquency:	11
Revolving Credit Balance:	$17,599.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445491	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445491. Member loan 445491 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	Integreon	Debt-to-income ratio:	5.51%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Decatur
Current & past employers:	Integreon, OnSite E-Discovery
Education:	Shepherd University, Averett University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate 2 higher interest credit cards into 1 lower payment and at a much better interest rate. I would also be interested in (if possible) an installment type loan of 12-36 months where the balance would be paid when fully ammortized. If that isn't possible, then a loan without a pre-payment penalty would be something that is beneficial to me. I've always been a very good credit applicant (median credit score of approx 700) and will without question pay this loan back in time and in full. On a personal note and regarding my job history. I left the company I was with for 12 years (OnSite E-Discovery) in Sept 2008 for another opportunity. I've since returned to OnSite E-Discovery (now called Integreon), and most importantly, to a much more stable income and work environment. You will see I have put my length of employment of 1 month with Integreon. When in fact I'm returning after 10 months to the same company (under a new name) that I was with for 12 years. Thank you.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$31,895.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445524	$5,600	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445524. Member loan 445524 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Metropolitan Capital Managment	Debt-to-income ratio:	17.47%
Length of employment:	7 months	Location:	Little Rock, AR

Home town:
Current & past employers:	Metropolitan Capital Managment, Goldman Sachs Group, Merrill Lynch
Education:	Princeton University

This borrower member posted the following loan description, which has not been verified:

Thanks for your consideration. I am 41 and have worked in the finance industry my entire adult life. I left Merrill Lynch a couple of year ago to start my own business, and did not get profitable before business ground to a halt, and was left with credit card bills which had originally been at very low rates. They are much higher now, and I would really like to pay them off. My wife is a freelance artist/graphic designer, but mainly takes care of our two children. She previously made $55-60k/yr, and will likely work when needed or next fall. I have never had any missed payments, and doubtful even a late one. My credit rating has generally been 770-815 the last few years, but I am now closer to the limits on the credit cards. Monthly budget: Income: $5800 Mortgage: $1600 Utilities: $325 Food, etc: $450 Credit cards: $650 We have some assets, real estate and vehicles, we are likely to sell in the next few months to finish paying down debt. Would rather pay you interest than higher credit card rate. Thanks for the offer.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,280.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445535	$11,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445535. Member loan 445535 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Brown Brothers Harriman	Debt-to-income ratio:	3.17%
Length of employment:	5 years 6 months	Location:	JERSEY CITY, NJ

Home town:	Brooklyn
Current & past employers:	Brown Brothers Harriman, JPMorgan Chase & Co.
Education:	New Jersey Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am a current MBA student and I need additional funds for my classes. I was approved for only a set amount for the federal loan program and this additional money will help. I work for a finance firm as a tech analyst and will pay back on a timely basis.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	39
Revolving Credit Balance:	$409.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 445570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445570	$7,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445570. Member loan 445570 was requested on September 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,836 / month
Current employer:	dept of commerce/bureau of census	Debt-to-income ratio:	23.88%
Length of employment:	15 years	Location:	poulsbo, WA

Home town:	Poulsbo
Current & past employers:	dept of commerce/bureau of census
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

I will use this loan to payoff my Discover card, which has an interest rate of 29.99%. I pay all of my bills on time, but just haven't been able to make a dent in this one. I have a secure job and own my own home. Help me on the road back to no credit cards.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	27
Revolving Credit Balance:	$56,418.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 445664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445664	$5,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445664. Member loan 445664 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Shire HGT	Debt-to-income ratio:	0.28%
Length of employment:	5 years 1 month	Location:	JAMAICA PLAIN, MA

Home town:	Norfork
Current & past employers:	Shire HGT
Education:	Boston University, University of Massachusetts at Boston

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concern: I am applying for this loan in order in to close a sudden and unforeseen gap in my wedding budget in one consolidated act of borrowing that best protects the long term fiscal health of myself and my soon to be wife. If approved for this loan the funds will be directed right into paying the remaining balance on our catering bill, covering the remaining venue rental any additional unexpected expenses that may come. The wedding will cost us $12,000 from the rehearsal dinner to the last dance, well below the national average even with the 160 guest we expect to attend. We had been promised a contribution $6,000.00 up until this past week from a family member, and had no reason to believe otherwise but however due to a sudden and unforeseen hardship, the money is no longer available to us with but weeks left. With attendees flying in from Japan, Guyana, England, and not to mention all over the country so canceling is out of the question and with such little time our options are limited. Collectively we do have about $8,000 of credit available to us via credit cards with extremely high interest dwarf those quoted for this loan. My second option would have been to cash out 1000 vested stock options from my employer which yield $6,000 to $7,000 after taxes. However given the rapidly strengthening performance of the stock, potential new product launches in exclusive markets and a steady stream of buyout chatter from the internet this would also be a very foolish course of action. I am a QC microbiology technician at a biotech firm that is rapidly expanding its foot print and operations in the area. I have been working at firm for five years, and make a base salary of $43,000.00 a year and can usually expect to earn an additional $4,000.00 to $7,000.00 a year in overtime and bonus. My fianc??e is a Technical writer at a specialty Financial Software firm located in Downtown Boston, currently in her second year of employment. She has a base pay of $55,000.00 and a scheduled yearly bonus that ranges between 10-20% of her annual salary. We are financially stable and will be quite able to make our loan payments with very little difficultly. We would have had very little issue paying for this event had we known that this rather large some was not going to be available to us, and because of the short time remaining. Many thanks

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	33
Revolving Credit Balance:	$68.00	Public Records On File:	0
Revolving Line Utilization:	2.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445694	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445694. Member loan 445694 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	Lindmore Irrigation District	Debt-to-income ratio:	12.92%
Length of employment:	2 years 6 months	Location:	Visalia, CA

Home town:	San Bernardino
Current & past employers:	Lindmore Irrigation District, Friant Water Authority
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

I currently have a loan against my pension balance. My pension plan does not allow more than one loan at a time. I need approximately $18,000 to pay off my current loan. I would like to borrow $18,000 from Lending Club to pay off my current pension plan loan. I will then re-apply for another loan with my pension plan to take advantage of my higher pension plan balance. I will then pay Lending Club back as soon as my old Pension Plan loan is paid off and the new loan is issued. My employer and I renegotiated my contract for five years adding about $1,000 a month to my income. I now make $128,000 per year. In January 2010 I will be making and addtional $2,500 per year. I have a clause in my contract that if I am fired, I will be paid three months pay as well as my sick time and vacation time. I have been working here for nearly three years. Due to a signed contract I will be another five years. It is my intention to repay the loan I borrow from Lending Club within 30 days. This pension plan at my current workplace has a balance of nearly $60,000 and the plan allows for up to 50% loan. In addition I have another $10,000 in my 457(b) (Deferred Comp Plan) which I will tap into to assist me in paying as much of my credit card debt as I can. I will secure the loan I get from you against the balance in my 401(a) Pension Plan until it is paid in full (again, I believe it should be less than one month). My overall intention is to pay off about $15,000 in credit card debt. At that point I will only have $4,000 left which I will pay for in six months. I will then be paying off the pension plan loan. (Chase $5,550.00, Discover $5,250.00 and Chase #2 $4,750.00) Due to the short term nature of the loan, I am willing to pay up to a 1.5% fee plus an interest rate of up to 10%. My calculations are that Lending Club will make about $420 for a loan of $18,000 for thirty days. This is a long story but I am trying to pay off all my debt (including my mortgage) in the next 84 months. This will greatly assist me in doing that. By borrowing against my Pension I will receive the 7% interest being paid to above credit cards. I have excellent credit. I want to keep it that way. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,204.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 445702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445702	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445702. Member loan 445702 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,500 / month
Current employer:	North Salem Central School District	Debt-to-income ratio:	6.21%
Length of employment:	11 years 2 months	Location:	BREWSTER, NY

Home town:	Brewster
Current & past employers:	North Salem Central School District
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

buying a car for my son

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,054.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445728	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445728. Member loan 445728 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Cameron Ventures Team LLC	Debt-to-income ratio:	9.76%
Length of employment:	4 years 9 months	Location:	Wilton, CT

Home town:	North Attleboro
Current & past employers:	Cameron Ventures Team LLC, IBM, Microsoft
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

I am in a very unique circumstance by which my largest client is completing a funding raise that has them unable to cover my September retainer of $9K. They will be able to fund my needs by October 15th, and I am now unfortunately unable to meet my September' mortgage & core obligations. As such, a Lending Club loan would bridge me for the next 20-30 days and save my household. Thanks VERY much for your consideration!

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$110,441.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445734	$8,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445734. Member loan 445734 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	6.03%
Length of employment:	10 years	Location:	Schertz, TX

Home town:	Mankato
Current & past employers:	Self Employed, Continental Automotive - Mech Engineer
Education:	Texas Tech University - Engineering

This borrower member posted the following loan description, which has not been verified:

I am a single family home investor in South Texas and have been buying, selling, leasing and financing houses in 3 counties in and around San Antonio for over 10 years. In fact, my first investment was some 18 years ago. I am currently looking for private investors to fund Real Estate investments and trades (flips). I off private investors 2 to 3 times CD rates on 60 to 70% loan-to-value secured investments. Given our current RE and banking environment, opportunities are abundant in my area for the Real Estate business owner. In fact potential deals are being discarded because too many projects can be counterproductive. But with all these great deals, comes a greater need for working capital. The high number of good deals available right now has created a need for a little extra working capital. I have 2 rehab projects in progress right now and could use a little cushion to complete 2 rehab projects. I am looking for opportunities to create some long term relationships with the right individuals. This is a great opportunity for a lender (you) to earn a good rate of return and know that this money is being put into income producing properties - much more secure than debt consolidation, investing in a new business venture, or buying a depreciating product. Those are all worthy loans, but if an investment is tied to a project to create more income or capital, then the loan (in my opinion) is quite strong. I've recently gone from part time to full time investor; my passive income has not quite replaced my W2 income, but w/ the houses in the pipeline and 2 more sales of existing inventory, then replacement of the W2 income is assured. Additionally, my wife is retired military and full time government contractor in San Antonio and has a very stable job, repayment a loan of this size, is not difficult. Future and more sizeable loans with lenders desiring secured investments can be offered Notes w/ Trust Deeds.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	55
Revolving Credit Balance:	$362.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445760	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445760. Member loan 445760 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Bureau of Engraving and Printing	Debt-to-income ratio:	7.85%
Length of employment:	26 years 9 months	Location:	Bowie, MD

Home town:	Prince Frederick
Current & past employers:	Bureau of Engraving and Printing, Avco Financial Services
Education:	PG Community College

This borrower member posted the following loan description, which has not been verified:

I will finish my basement with a bathroom. Renovate my garage[new garage doors and paint.]

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,944.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445762	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445762. Member loan 445762 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	pacific city bank	Debt-to-income ratio:	19.86%
Length of employment:	2 years 2 months	Location:	los angeles, CA

Home town:	Los Angeles
Current & past employers:	pacific city bank, Oxford Palace Hotel
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I have about $10000.00 credit card debt in 3 different cards. (interest rate is 13.99%) I want to consolidate into one note. Please help to escape from the debt.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,777.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445765	$7,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445765. Member loan 445765 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	oil patch	Debt-to-income ratio:	21.15%
Length of employment:	1 year	Location:	victoria, TX

Home town:	Victoria
Current & past employers:	oil patch, hartman dist co
Education:	stroman high school

This borrower member posted the following loan description, which has not been verified:

i like to pay off bill and other

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$722.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445772	$5,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445772. Member loan 445772 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	law office of randal kimos	Debt-to-income ratio:	14.21%
Length of employment:	11 years 4 months	Location:	torrance, CA

Home town:
Current & past employers:	law office of randal kimos
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to help my son pay for education expenses, so that he may take classes next semester. My financial situation: I am a good candidate for this loan because I am able to work full-time and have been for a long time. I have no house payments or car payments either. I am able to pay my payments/bills on time. If you have any questions feel free to ask. Thanks.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1976	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	24
Revolving Credit Balance:	$230,682.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445804	$5,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445804. Member loan 445804 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Everett School District	Debt-to-income ratio:	18.54%
Length of employment:	1 year	Location:	Snohomish, WA

Home town:	Irvine
Current & past employers:	Everett School District, Allied Barton Security Services, Silver Cloud Valet
Education:	Western Washington University, Bellevue Community College

This borrower member posted the following loan description, which has not been verified:

With this loan I will be paying a couple thousand toward my car loan which is making it possible for me to sell my current vehicle. So the $10k loan from Generations Credit Union will be going away. The other $3k will be used so I can buy a honda civic. I have a buyer lined up for my car right now so I need this done asap! Oh yeah, and the Provident Funding was from a previous marriage and I have no financial obligation to that. My ex wife pays it all. I also have no rent, food bills, or utilitites (as I live with my parents).

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,862.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445808

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445808	$20,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445808. Member loan 445808 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Retired & Disability	Debt-to-income ratio:	23.86%
Length of employment:	n/a	Location:	Massapequa, NY

Home town:	Brooklyn
Current & past employers:	Retired & Disability
Education:

This borrower member posted the following loan description, which has not been verified:

Personal Loan

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	14	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,503.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445819

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445819	$7,200	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445819. Member loan 445819 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Sears	Debt-to-income ratio:	23.33%
Length of employment:	1 year	Location:	BRISTOL, CT

Home town:	Hartford
Current & past employers:	Sears, Circuit City Stores, Best Buy Co. Inc., Lowe's
Education:	University of Kentucky, University of Wisconsin-Whitewater

This borrower member posted the following loan description, which has not been verified:

My wife just finished law school and is starting her job.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	35
Revolving Credit Balance:	$31,485.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445820

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445820	$6,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445820. Member loan 445820 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,606 / month
Current employer:	Dana-Farber Cancer Institute	Debt-to-income ratio:	12.49%
Length of employment:	4 years 2 months	Location:	Brookline, MA

Home town:	Wayland
Current & past employers:	Dana-Farber Cancer Institute
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

**Note: Lending Club had to repost this submission because the original lending amount was listed as $8000 when it should've been $6500.** I'm looking to propose to my girlfriend of almost 4 years. We actually are already living together now. She means the world to me and I want to give her the world. I'm creating a very unique engagement ring and need a loan to make this purchase. I don't have any student loans or car loans, so this is my first time requesting a loan. I do own 2 credit cards, and I feel like for a large amount of money, I don't trust it on a credit card that can so easily adjust my APR on the whim. I pay my monthly payments without any problems. I have a very stable full time job working in IT in a hospital where I've been for over 4 years. I have a down payment to put on the ring and just need to cover 6500 of it. I heard excellent things about this site and you have a great APR. I hope you'll consider me for this loan as it's going to beautiful cause. Thank you very much! ~Chris

A credit bureau reported the following information about this borrower member on September 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,760.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445821	$3,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445821. Member loan 445821 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	allied barton security	Debt-to-income ratio:	5.64%
Length of employment:	1 year 4 months	Location:	union city, GA

Home town:
Current & past employers:	allied barton security, la maison du chocolat
Education:	Everest Institute

This borrower member posted the following loan description, which has not been verified:

i would really appreciate it if i get da request amount for my down payment for my new home, i already have approved for a loan for the home i just need some more money for the down payment. thank you

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,290.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445823	$21,250	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445823. Member loan 445823 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Self Employed Independent Contractor	Debt-to-income ratio:	22.25%
Length of employment:	3 years 4 months	Location:	Apache Junction, AZ

Home town:	Billings
Current & past employers:	Self Employed Independent Contractor, ASE Auto Tech as Service Manager
Education:

This borrower member posted the following loan description, which has not been verified:

This is a very good situation for everyone. I am a conscientious individual. I stay current on all my bills and have reliable steady income via my subcontracting business. The two credit cards and two vehicle loans that I wish to consolidate total just over the $25000 that I am requesting as of my last bill statements. I will save money on interest and free up some working capital to help expand my business interests. As I am always current on my debts now, I certainly will present very little risk to you. Thank You for considering my request.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,410.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445834

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445834	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445834. Member loan 445834 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	city lift building services	Debt-to-income ratio:	12.22%
Length of employment:	3 years 1 month	Location:	whittier, CA

Home town:	whittier
Current & past employers:	city lift building services, embassy suites
Education:	cal state fullerton

This borrower member posted the following loan description, which has not been verified:

cc debt

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,675.00	Public Records On File:	0
Revolving Line Utilization:	51.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445838

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445838	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445838. Member loan 445838 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Georgetown University	Debt-to-income ratio:	14.02%
Length of employment:	2 years 6 months	Location:	ARLINGTON, VA

Home town:
Current & past employers:	Georgetown University
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

I have gotten myself into a tough situation with excessive debt. To be honest, I don't have any excuses to offer and the reality is that I have simply made some bad choices and now find myself with terrible rates and high balances. I am looking for a loan that will help me get out of this situation, get out of debt and get on with my life. How do you know that I really am committed to this? Clearly, there is no way except to take a chance but I can assure you that I have reached a point in my life where I am finally ready to overcome this particular challenge in my life. I have achieved relatively high professional success despite a less than ideal childhood but still carry with me some remnants of that life which manifest themself in my personal affairs. I recently lost a great deal of weight (nearly 40 pounds), am almost finished with a master's program and my next goal is to get my financial affairs in order. This loan would help me to do that, with your help. I am a smart, outgoing, good person who has simply screwed up. I am up to date on all of my loan payments and have been for many years. I am simply drowning in high rates and don't see any way to end this cycle without some kind of consolidation. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	72
Revolving Credit Balance:	$24,594.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445846	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445846. Member loan 445846 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Abbott Nutrition	Debt-to-income ratio:	15.20%
Length of employment:	16 years 1 month	Location:	bronson, MI

Home town:	bronson
Current & past employers:	Abbott Nutrition, Solvay Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

My wifes car died and we need a new automobile.We both have a good job I've been at mine for 16 years and theres never been a layoff.My wife has worked for 5 years at her job in an office.Were both responsible people that need to borrow a little money right now.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,764.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445868	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445868. Member loan 445868 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	University of California, Irvine	Debt-to-income ratio:	22.44%
Length of employment:	2 years 3 months	Location:	Los Angeles, CA

Home town:	Flushing
Current & past employers:	University of California, Irvine, University of Medicine of Dentistry of NJ
Education:	Dartmouth College

This borrower member posted the following loan description, which has not been verified:

I am a doctor finishing my last year of a Plastic Surgery fellowship. My income will significantly increase once I start my own practice next year. Although I have significant debt, I have never been late or missed any payments on my monthly bills. I am looking to consolidate debt to reduce my monthly payments to save money to invest into my future practice.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,161.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445873	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445873. Member loan 445873 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,708 / month
Current employer:	West Monroe Furniture	Debt-to-income ratio:	7.07%
Length of employment:	10 years	Location:	West Monroe, LA

Home town:	West Monroe
Current & past employers:	West Monroe Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I have some medical bills I'd like to pay off totaling around 8,000.00 Also I have been looking at purchasing a small boat. I have most of the money in cash but I am short about 15,000.00 I am in a position now that I can finance these into one note and make the payment to your company only.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$634.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 445877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445877	$8,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445877. Member loan 445877 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	FedEx Corporation	Debt-to-income ratio:	6.78%
Length of employment:	8 years 10 months	Location:	Pleasanton, CA

Home town:	Monterey
Current & past employers:	FedEx Corporation
Education:	Las Positas College

This borrower member posted the following loan description, which has not been verified:

Hello. I am looking for a personal loan anywhere from $8 to $10,000. I have been in a long term Career with great credit. I owe this amount and am looking to take a loan to pay off the amount where I owe it and pay back a lender. Thank you, Lesley Arrowsmith

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445883

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445883	$1,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445883. Member loan 445883 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Hope Online Learning Academy	Debt-to-income ratio:	4.09%
Length of employment:	1 year 3 months	Location:	DENVER, CO

Home town:	Lakewood
Current & past employers:	Hope Online Learning Academy
Education:	University of Northern Colorado

This borrower member posted the following loan description, which has not been verified:

I want to buy a new computer. I haven't had late payments for my student loan or credit card for many years. When I was young I made some bad decisions with my credit but I have been a very responsible borrower for years now.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	45
Revolving Credit Balance:	$286.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445885	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445885. Member loan 445885 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	southwest airlines	Debt-to-income ratio:	17.28%
Length of employment:	11 years 5 months	Location:	ORLANDO, FL

Home town:	Newton
Current & past employers:	southwest airlines, GTE
Education:	St. Marys University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to consolidate some of my debt.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,711.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445890	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445890. Member loan 445890 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	McSAllen ISD	Debt-to-income ratio:	13.18%
Length of employment:	27 years 1 month	Location:	McAllen, TX

Home town:	Brush
Current & past employers:	McSAllen ISD
Education:	The University of Texas-Pan American

This borrower member posted the following loan description, which has not been verified:

We are both teachers and very responsible people. We are looking to consolidate at a lower interest rate than what we have right now. We would greatly appreciate it if you would take us into consideration.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,262.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 445902

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445902	$1,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445902. Member loan 445902 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.21%
Length of employment:	n/a	Location:	Walnut Creek, CA

Home town:
Current & past employers:
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

Hi Everyone, I have always had an excellent credit score and history, however, an opportunity to move and get started in a new state unfortunately left me with more credit card debt than I had planned for. I am back on track, with a full-time job in education and just need that little help to get out of the dark and continue with my life. Thanks for your support.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,293.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445927	$2,800	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445927. Member loan 445927 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,158 / month
Current employer:	Gallaudet University	Debt-to-income ratio:	7.96%
Length of employment:	8 years 9 months	Location:	SILVER SPRING, MD

Home town:	Whiteville
Current & past employers:	Gallaudet University
Education:	Gallaudet University, National Technical Institute for the Deaf

This borrower member posted the following loan description, which has not been verified:

This loan is to finance my study tour to India from 12/31/2009 to 01/14/2010 as part of my graduate studies at Gallaudet University.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1970	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$562.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445931	$3,350	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445931. Member loan 445931 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	AmGen	Debt-to-income ratio:	22.54%
Length of employment:	6 years 2 months	Location:	WESTMINSTER, CO

Home town:	Lubbock
Current & past employers:	AmGen
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

Looking to get some extra cash to buy a new furnace. I have cash down and need about $2800 to complete the transaction. I have a stable job, have been at the same company 6 years, have lived in this home for 5 years, and plan to be here for a while. I have good credit history, am still carrying some credit card debt, but am paying it down now that I am earning more money. I have had to finance part of my college education and living expenses, and also had to put money into helping my father as he recently had unexpected medical expenses that were not covered by insurance.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,143.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445933

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445933	$9,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445933. Member loan 445933 was requested on September 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Omni Windows Madison	Debt-to-income ratio:	6.83%
Length of employment:	14 years 8 months	Location:	Fremont, CA

Home town:	Zamora, Michoacan
Current & past employers:	Omni Windows Madison
Education:	college

This borrower member posted the following loan description, which has not been verified:

I would like to get the loan because im making a lot of payments every month and i dont want miss any payment due. I have 14 accounts and I cant save money for my university's kids. I never made any late payments, I always pay my bills on time, but i would like to have only one payment and no 14. I hope after you check my credit report you considere my application. I will be happy to have a good news from you.... Thanks...

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,419.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445934	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445934. Member loan 445934 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	umass memorial medical center	Debt-to-income ratio:	12.04%
Length of employment:	4 years	Location:	WORCESTER, MA

Home town:	worcester
Current & past employers:	umass memorial medical center, the sole proprietor restaurant
Education:	Becker College

This borrower member posted the following loan description, which has not been verified:

i am a rn at umass medical center in worcester. I have being working at umass for 4 yrs. it is a stable job that pays well, but i have not being able to pay off all my credit cards due to very high interst rates. i am up to date and i have not have a late payment within the last couple of years. i will usthis loan to pay off all credit cards so i would only have one monthly payment and also with a muchlower intert rate. thanks!

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	51
Revolving Credit Balance:	$17,814.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 445988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445988	$6,200	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445988. Member loan 445988 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	State of Wisconsin	Debt-to-income ratio:	19.10%
Length of employment:	1 year 3 months	Location:	Kimberly, WI

Home town:	Colorado Springs
Current & past employers:	State of Wisconsin, Northland Laboratories
Education:	Michigan Technological University

This borrower member posted the following loan description, which has not been verified:

Currently have a personal loan with high interest rate. Looking to pay it down faster with lower interest rate.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$9,367.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445989	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445989. Member loan 445989 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Melrose-Sovereign Companies	Debt-to-income ratio:	17.96%
Length of employment:	4 years 1 month	Location:	Sanford, FL

Home town:	Frankfort
Current & past employers:	Melrose-Sovereign Companies
Education:	University of Central Florida, Seminole Community College

This borrower member posted the following loan description, which has not been verified:

There is a condo that is now bank owned and selling for a song in Florida. The unit is in just the neighborhood I was looking at, and the mortgage that I've been considering amounts to slightly less than my rent (including PMI). The only issue is the down payment. I did have sufficient savings, but a family member had a sudden accident and I have been taking care of them. They will be repaying me over time, but I am inclined to ask for a loan from LendingClub so I don't miss this opportunity. I haven't missed a payment on anything for the last several years, and have paid off my credit cards.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$766.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445995	$7,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445995. Member loan 445995 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	Baker & Hostetler	Debt-to-income ratio:	11.86%
Length of employment:	4 years 1 month	Location:	Columbus, OH

Home town:	Alma
Current & past employers:	Baker & Hostetler
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I recently purchased a home and have been informed by my insurance company that I need to replace the roof in order to maintain insurance. I have received estimates and it can be done for 7,500. I could provide a second mortgage for purposes of collateral. There is plenty of equity as I bought it at a short sale for much less than independent appraisal amount. Prices in this area have bottomed out, are not currently declining and look to be increasing over the next year. I also have money in my 401k to to cover this loan. I'd be willing to agree to cash it out to pay down the loan should I become unable to make the payments for some unforseen reason.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	21
Revolving Credit Balance:	$20,685.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445996	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445996. Member loan 445996 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	IL Secretary of State	Debt-to-income ratio:	11.30%
Length of employment:	14 years	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	IL Secretary of State
Education:	Rosary College, Dominican University, Columbia College Chicago, City Colleges of Chicago-Wilbur Wright College

This borrower member posted the following loan description, which has not been verified:

Reason I'm applying for this loan is to lower monthly interest payments that average 18% on some cards down to a 10-12 % on a loan that with my current debts will allow me to save over 2500 dollars over the course of a year I intend to pay off my loan as soon as possible. My business suffered dearly due to distributors not paying their accounts off, slowly they're paying back but a lot of the payments were to pay off the credit card debt that was incurred and to keep the boat afloat I needed to use credit cards at the time. Now the business is consolidated the cards just need to be paid off and by securing this loan I can do so with minimal amount of finance charges and without bowing to credit counseling and agencies that ruin your credit rating which I've brought to a respectable 806 and wish not to ruin as I have marriage coming soon and 3 kids to take care of and a new home for them so I wish to be in the best possible financial position for them and my family and have me and my significant other's feet firmly on the ground financially and the future.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,873.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446011	$3,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446011. Member loan 446011 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,041 / month
Current employer:	US Navy	Debt-to-income ratio:	24.47%
Length of employment:	6 years 4 months	Location:	SAN DIEGO, CA

Home town:	Ukiah
Current & past employers:	US Navy
Education:	San Diego Mesa College

This borrower member posted the following loan description, which has not been verified:

With this loan, i plan on paying off two credit cards i have, which I already closed out.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,888.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446012	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446012. Member loan 446012 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Pacific Investments LLC	Debt-to-income ratio:	0.12%
Length of employment:	7 years 6 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	Pacific Investments LLC, Gama Diamonds
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, Please consider my request for a loan. My credit score is between 800-810+ and credit 'worthiness' is extremely important to me; I would never do anything to hurt or jeopardize my score. My intention is to use this loan to help my sister get back on her feet, as follows: 1. Life: My sister is a smart girl but over the last five years life has thrown a few curve balls and she is in over her head in debt. She is 30 and a former financial analyst for Intel. She has a BS in Economics from UC Davis. After a series of poor decisions on her part coupled with life-happenings, she quit Intel, jumped into real estate, suffered through a divorce and finds herself unemployed, discouraged and very sad -- she is struggling to pick up the pieces and I would like to help. 2. Interest Rates: We have spent hours putting together a recovery plan. The details of each creditor/credit card/loan/payment schedule are outlined in a xls.spreadsheet (which I am happy to email to anyone interested). The approach begins with paying off the highest interest rates first meanwhile trying to secure a loan, such as this, to pay-off/settle out of the highest rates. The top 8 credit cards carry outrageous rates (ranging from 25.99% - 29.99%). 3. RESPONSIBILITY: Let there be no mistake or misunderstanding -- I am 100% responsible for this loan. I would not turn any part of this commitment over to my sister, nor to anyone else. If granted, this loan would be a contract that I take very seriously. The loan would be in my name only and I assume all obligations. I would be making all the payments on-time, as agreed. 4. A little bit about me: I bought my first home in Woodland Hills, CA at age 22; I was never late even once on mortgage payments (for 12 years). I have been renting a place for the last 6 years and as my landlord can vouch, I have never been late on a rent payment. My AMEX (which I use for flight miles) is paid off in full every month. Together with my business partner, I own several buildings in downtown Los Angeles. I am happy to show you bank statements or other financial/tax information if needed. You may ask why I want a loan if I could give the funds myself: reason being - principal. I do not want my sister to feel like she is getting a bailout. I am not interested in enabling anyone and have spent quite a bit of time deciding what 'help' actually looks like in this situation. I cannot thank you enough for your time and consideration. All my best, Doron Ben Shalom

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$278.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446014	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446014. Member loan 446014 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	American Health Care Association	Debt-to-income ratio:	19.93%
Length of employment:	8 years 4 months	Location:	Frederick, MD

Home town:
Current & past employers:	American Health Care Association, Health Insurance Association of America
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

Monthly net income: $ 4,100. Experian rating of 714. I have had the same job for eight and a half years. HSBC raised my interest rate on a credit card from 13% to 25% a few months ago, for no reason (greed?). In the past I would have cashed in some stocks to pay for this, but this year it would just lock in my losses. I am a good candidate for this loan because I have never missed a payment on any debt, ever. I pay several times the minimum on all credit cards. I have paid off one credit card in the past year and will pay off three more (the closed cards) by the end of this year. My credit score is less than excellent simply because I concentrate on paying off closed cards first--for example I have balances of $1,250 (Bank of America at 9.5%), $2,450 (Wachovia at 8%), and $1,400 (American Express at 11.25%) on closed accounts. I also have a home equity loan for $15,000 at 4.5%. Open credit cards are at low rates of interest (except for my friends at HSBC!): Wachovia 11% on $900, FIA, 9.9% on 7,900 and 2.9% on 2,500; Discover, 5.9% on $1,000, 11.24% on 1,000, and almost $1,000 at no interest; National City, 13% on 10,000, and a 13% loan from Prosper for $5500. Experian lists a card which I paid off and closed 10 years ago as open--I have asked them to correct this.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,116.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446022	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446022. Member loan 446022 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$32,083 / month
Current employer:	Hewitt Associates	Debt-to-income ratio:	6.18%
Length of employment:	3 years 3 months	Location:	lake bluff, IL

Home town:	Lorain
Current & past employers:	Hewitt Associates, Black & Decker Corp., The Boeing Company, Deloitte & Touche
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

Short term loan to address medical expenses. Repayment on 12/15/2009 from bonus and proceeds from restricted stock sales.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	45
Revolving Credit Balance:	$162,716.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446028	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446028. Member loan 446028 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Dr. Ace Madsen	Debt-to-income ratio:	15.73%
Length of employment:	1 year	Location:	Vernal, UT

Home town:	Reno
Current & past employers:	Dr. Ace Madsen, Uintah Basin Medical Center
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My husband and I are trying to pay off all of our credit card debt to get away from the high interest rates. We have 3 beautiful children with lots of medical issues and made the mistake of using credit cards for the extras. Our goal is to pay them all off. Please help us accomplish our goal!!! We appreciate your support. Thank you, Dara Larsen

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,207.00	Public Records On File:	1
Revolving Line Utilization:	92.50%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 446034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446034	$4,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446034. Member loan 446034 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,433 / month
Current employer:	Special Aerospace Security Services Inc.	Debt-to-income ratio:	19.63%
Length of employment:	1 year 6 months	Location:	MANASSAS, VA

Home town:	Manassas
Current & past employers:	Special Aerospace Security Services Inc., Lasership
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

Basically refinancing a loan from a different company at a better rate though Lending Club.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,277.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446051	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446051. Member loan 446051 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Hank Aaron Drive Audio Studios	Debt-to-income ratio:	21.22%
Length of employment:	4 years 9 months	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	Hank Aaron Drive Audio Studios, King & Spalding LLP, Neiman Marcus
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am currently living in an Apartment at Atlantic Station in Atlanta, GA and I intend to build a house in the City of Atlanta which will be my primary residence as soon as it is completed. I am employed as a director at a major studio here in atlanta; my salary is $60000 annually and I already own the property where I am building my house; I also have already paid off my 2006 model year vehicle (I bought a pre-bailot Dodge Magnum, officially the coolest station wagon ever). There is no mortgage on my land. My major monthly debts are my student loans (Grad School) and my rent. Atlantic Station is not cheap! I have a good bit of money saved up and now is a great time to build, materials are cheap and the labor rates are rock bottom. I have been a part of the process of building in the city of Atlanta before and I am aware of how tedious it can be. I have my completed site plans and architectural plans already submitted to the city and I was granted a building permit last week. All of my contractors and subs are bonded, licensed and insured. More importantly, I have worked with the electrical company, the plumbing provider, and the HVAC installer before as well as the general contractor. Word of advice when building if a contractor does not have references you can check keep looking! All contractors have already submitted their written bids. I am $20,000 short for my budget to be complete. I have an excellent credit history of nearly 17 years without ever being late on any payment ever. I thank you for taking the time to read this post and considering my request for funding. Borrower in Atlanta, GA. (Go Dawgs!)

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,483.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446058	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446058. Member loan 446058 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,917 / month
Current employer:	Balance Health and Wellness	Debt-to-income ratio:	5.39%
Length of employment:	3 years 1 month	Location:	CHICAGO, IL

Home town:	Chicago
Current & past employers:	Balance Health and Wellness, Wellness Revolution
Education:	Millikin University, Argosy University-Chicago Campus

This borrower member posted the following loan description, which has not been verified:

Consolidation of two credit cards.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	57
Revolving Credit Balance:	$16,034.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446075	$18,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446075. Member loan 446075 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	s and b tomatoes corp	Debt-to-income ratio:	23.01%
Length of employment:	8 years	Location:	BERGENFIELD, NJ

Home town:	Hackensack
Current & past employers:	s and b tomatoes corp
Education:	umass

This borrower member posted the following loan description, which has not been verified:

i would like to consolidate my debt

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	48
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	5.34%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446097	$7,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446097. Member loan 446097 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Comcast Corp.	Debt-to-income ratio:	10.49%
Length of employment:	2 years	Location:	san francisco, CA

Home town:	San Francisco
Current & past employers:	Comcast Corp.
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

have a unexpected vacation trip and need a loan

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,269.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446098

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446098	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446098. Member loan 446098 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	E-TEL Systems Corp	Debt-to-income ratio:	10.01%
Length of employment:	3 years 8 months	Location:	ASHBURN, VA

Home town:
Current & past employers:	E-TEL Systems Corp
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

I pay my bills on time and have good credit. As a commissioned salesperson in a bad economy, I'm looking to temporarily lower my monthly expenses. This loan will pay off my credit card balances, the tax on my car for the year, and an expensive automotive repair. I expect to pay the loan in full ahead of schedule.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	38
Revolving Credit Balance:	$1,412.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446121	$25,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446121. Member loan 446121 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Temple University	Debt-to-income ratio:	0.22%
Length of employment:	5 years	Location:	Philidelphia, PA

Home town:
Current & past employers:	Temple University
Education:

This borrower member posted the following loan description, which has not been verified:

I need to pay off some medical bills that are starting to pile up I have about 18,000.00 and I am asking for 25k so that I am not over my debt to ratio by maxing out your line if you issue it to me. I have always taken care of my credit and this will be something to make sure I don't get backed up. I am very trust worthy and will be sure to always make my payments on time.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$182.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446146	$15,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446146. Member loan 446146 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Paramount Pictures	Debt-to-income ratio:	0.68%
Length of employment:	2 years 3 months	Location:	GLENDALE, CA

Home town:	Belfast, Northern Ireland
Current & past employers:	Paramount Pictures, Universal Studios
Education:	Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Hi, I am a very responsible and trustworthy individual who is looking to update a few things in the home my husband and I have and are currently selling. The home is not under my name. I have a wonderful job that pays well and you will see by my history that I do pay my bills on time. Thank you for your help, Lisa Jackson

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,030.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446148	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446148. Member loan 446148 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	House wife	Debt-to-income ratio:	17.40%
Length of employment:	n/a	Location:	mc calla, AL

Home town:	Orlando
Current & past employers:	House wife, SouthTrust Bank
Education:	Virginia College at Birmingham

This borrower member posted the following loan description, which has not been verified:

$25,000.00 Personal Loan to consolidate debt

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,012.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446155	$4,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446155. Member loan 446155 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Car Hop	Debt-to-income ratio:	0.00%
Length of employment:	3 years 5 months	Location:	minneapolis, MN

Home town:
Current & past employers:	Car Hop
Education:

This borrower member posted the following loan description, which has not been verified:

This to pay off all of my debt since I already have a great credit score I don't want to damage it.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446167	$12,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446167. Member loan 446167 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	8.11%
Length of employment:	4 years	Location:	S St Paul, MN

Home town:	New York
Current & past employers:	Bank of America Corp.
Education:	Valdosta State University

This borrower member posted the following loan description, which has not been verified:

I am taking out this loan to consolidate revolving debt for me and my son. I want to reduce my interest rate. My son is expanding his business and needs to reduce his revolving usage to qualify for an SBA loan. Our combined income is $130k per year. I have an excellent payment history, as does he!

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	71
Revolving Credit Balance:	$16,941.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446171	$4,900	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446171. Member loan 446171 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Coastal Travel	Debt-to-income ratio:	10.66%
Length of employment:	5 years 1 month	Location:	Saginaw, MI

Home town:	Goldsboro
Current & past employers:	Coastal Travel, Wayne Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I currently have a Citifinancial CC at 19.99%. I want to get that rate down. I recently started investing on Lending Club and then it struck me that I should refinance my CC through here for a much better rate. I have no problem paying my bills or the current payment it just makes sense to refi at a lower rate. Not to mention that this is a "simple interest note" versus "revolving credit line". This is the last bit of debt that I have and then I will be debt free! Then I will be rolling my payments over into investing in assests, rental property, Lending Club notes, etc. I am ready to start building wealth! Thanks for your lending! Jackie

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,076.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446189	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446189. Member loan 446189 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Retired	Debt-to-income ratio:	9.24%
Length of employment:	7 years 2 months	Location:	Kennett, MO

Home town:	Kennett
Current & past employers:	Retired
Education:	Water and Wastewater School, Crowder College

This borrower member posted the following loan description, which has not been verified:

We are building a new website and have invested around 12000.00, To finish we need 10000.00 more. We have been in business 12 years and have done about 150000.00 per year with 36% margin. We have fell out of the web thus the new build on the website. I am retired and draw 5500.00 per month. The business is making about 2500.00 per month now. We have had a website for 10 years.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,538.00	Public Records On File:	1
Revolving Line Utilization:	64.40%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 446193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446193	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446193. Member loan 446193 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,392 / month
Current employer:	Compleat Restorations	Debt-to-income ratio:	17.24%
Length of employment:	7 years	Location:	lancaster, PA

Home town:	Miami
Current & past employers:	Compleat Restorations, Media printing
Education:

This borrower member posted the following loan description, which has not been verified:

im buying a car as a 2nd vehicle that is very much needed in the family i have great credit and always pay bills on time

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,765.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446201	$9,250	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446201. Member loan 446201 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	cardiology consultans of Philadelphia	Debt-to-income ratio:	22.90%
Length of employment:	2 years 5 months	Location:	NORRISTOWN, PA

Home town:	Norristown
Current & past employers:	cardiology consultans of Philadelphia
Education:

This borrower member posted the following loan description, which has not been verified:

My fiance and I would like to purchase a mobile home together. This will be a second home during the summer months. I have excellent credit, and make $25,000 a year. He has poor credit, and makes $40,000 a year. Between the two of us, we will defininitly be able to pay the loan back without a problem.

A credit bureau reported the following information about this borrower member on September 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,803.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446211	$13,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446211. Member loan 446211 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,253 / month
Current employer:	bayside asset recovery	Debt-to-income ratio:	15.53%
Length of employment:	1 year 3 months	Location:	SOUTH WALES, NY

Home town:	Buffalo
Current & past employers:	bayside asset recovery
Education:	Medaille College

This borrower member posted the following loan description, which has not been verified:

teaming up with 2 other partners each putting 15k into one account totaling a grand total of 45k. start up costs will be close to 30k. includes everything (computers, software, furniture, portfolio). Have 15k left over as a back up plan in order to ensure their is more than enough money to buy another portfolio of debt. Live in Buffalo, NY which is the collector capitol of the U.S. This will lead to easy expansion after about 4 months due to the quality and quantity of employees in this area. I also feel that our chances to succeed increase substantially because 2 of the 3 partners have college educations (i am one of them) and we also will have a consultant that will be holding our hands so to speak for the first two years. The consultant is an owner of a successful collection agency and will be able to give us tons of invaluable advice.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446220

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446220	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446220. Member loan 446220 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,516 / month
Current employer:	motion picture and television funds	Debt-to-income ratio:	17.73%
Length of employment:	5 years 2 months	Location:	n hollywood, CA

Home town:	yerevan
Current & past employers:	motion picture and television funds, dians laser certer
Education:

This borrower member posted the following loan description, which has not been verified:

looking to remarried loan to photo wedding gown dinners honeymoon

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,094.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446223	$11,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446223. Member loan 446223 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	The Leona Group, LLC	Debt-to-income ratio:	16.30%
Length of employment:	9 years 2 months	Location:	Ann Arbor, MI

Home town:	Mooreston
Current & past employers:	The Leona Group, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I am a single mother of 2 children who are now both in college. I am the sole person paying for all of their tuition, books and any other necessities. I have had little to no monetary help from their father ever since our divorce. I have done my very best to help them progress in life with my salary, but, with very little to no money from their father, I have had to borrow money to do so. My oldest daughter is in her senior year of college now and I have been able to pay tuition when I could and get loans. I so much do not want to see her drop out of college because I cannot pay in her last year. I can afford monthly payments and will be so EXTREMELY grateful if I am able to acquire a loan to pay for the beginning of her senior year to keep her in college so she can graduate in May. I sincerely thank you so much for the opportunity to express myself to you.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1973	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,587.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 446224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446224	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446224. Member loan 446224 was requested on September 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,783 / month
Current employer:	US Navy	Debt-to-income ratio:	12.60%
Length of employment:	28 years 1 month	Location:	Lynn Haven, FL

Home town:	Greenville
Current & past employers:	US Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for low rate personal loan to add with $5K down payment for therapy swim spa for home.

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,212.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446257	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446257. Member loan 446257 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	APEX	Debt-to-income ratio:	20.45%
Length of employment:	1 year	Location:	Cibolo, TX

Home town:	Clayton
Current & past employers:	APEX, IBM
Education:	Belhaven College

This borrower member posted the following loan description, which has not been verified:

To pay off high interest rate credit cards. I finished raising my children, and now would like to get out of debt once and for all.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,410.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446264	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446264. Member loan 446264 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	General Motors	Debt-to-income ratio:	6.27%
Length of employment:	24 years 6 months	Location:	Swartz Creek, MI

Home town:	Flint
Current & past employers:	General Motors, Creative Foam
Education:	Mott Community College

This borrower member posted the following loan description, which has not been verified:

Hello, this is my first attempt at this. I am so excited, this is a great idea, and soon I will be at the other end of this idea.. lending instead of borrowing. I have a daughter in college, so instead of her accruing debt, I am. But it's alright with me, she has a goal of becoming a parole officer, and I am willing to help her get there. She is in her 3rd year of college at CMU. So what I need is a place to put my credit card debt from the last two years that I had three car payments and had to keep moving debt to 0% cards. I will be down to only one car pmt and will be putting the 600.00 pmt plus the 200.00 credit card pmt I have been making towards this loan every month. If I transfer the money to another 0%, I will have pay 1000.00 anyway for the movement. So I may as well get a fixed rate and pay the interest monthly to someone I would probably like better anyway! I always pay my bills, never late, I work every day 6-7 days a week 12 or more hours per day. I am a consciencious person, who you can trust. I am 46 years old, my kids are both living on their own, one in his own home with his own fledgling business, {he also works all possible hours}. I am married to a man who works in the same place I do, same amount of hours. We just need a temporary loan to get this particular debt knocked out. I could get about 7500.00 out of my psp, but then that is just another payment out there, and I just want one payment of 800.00. I could actually handle a 1000.00 payment if that suits someone better, that would be just fine. Probably better in the long run. My fingers are crossed, I have until December to move this debt. My daughter's next semester tuition is in a CD, so that is not a factor. Also, I am receiving an award of 7000.00 from a suggestion I made and should receive that sometime in October. That has been allocated for this debt also. Thanks for thinking of me. Julie ps, my credit score in around 670

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	63	Months Since Last Delinquency:	14
Revolving Credit Balance:	$22,910.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446277	$15,200	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446277. Member loan 446277 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	TPE Inc.	Debt-to-income ratio:	18.57%
Length of employment:	10 years	Location:	Conyers, GA

Home town:	Fulton
Current & past employers:	TPE Inc., Main Street Bank
Education:	Dekalb Technical College

This borrower member posted the following loan description, which has not been verified:

I have a dream. A dream of owning and operating my own cafe in Florida. I have owned 3 businesses since the age of 21. Each did very well and prospered. I have sold two of those businesses over the years and I am now left with only the one that I have been running for the past 10 years with my husband. And although I hate to say it, we are now divorced and I will be selling my half of the company to him. And although and I will have more than enough funds to start my business once this transaction has taken place,I am eager to get started right away and I would like to try and go ahead and get a loan to make sure that I have enough money to start my dream in a comfortable way. I have a good bit of money in savings and I have excellent credit. I have never been late on any payments in the past. I know how important it is to pay your bills on time and to maintain good credit. I am not asking for a very large amount, just enough to go ahead and move to Florida and get started with my dream of owning my own cafe, serving teas, coffees, sweets and ice cream now, rather than wait till later in the year. I just know it will thrive, as I know the area that I would like to move to, very well. I???ve been going there all of my life. I???ve also been involved in a cafe, with my oldest daughter, for several years now, so I am familiar with what it will take to make it in this particular field. I am willing to work as hard as a human being can possibly work to get this loan and make it happen. Anyone who invests in me, will not be wasting there time or money, but in all actuality will be helping a lady start her new life. If you can help, please contact me. Thank you, Robin

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,389.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446297

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446297	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446297. Member loan 446297 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Bloomberg	Debt-to-income ratio:	3.61%
Length of employment:	9 years	Location:	Freehold, NJ

Home town:
Current & past employers:	Bloomberg, Exenet LLC, Deutche Bank
Education:	Monmouth University, University of New Haven, Polytechnic Institute

This borrower member posted the following loan description, which has not been verified:

I need $25,000 with 5-10 Year Term Loan with low fixed interest rate...

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,062.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 446300

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446300	$4,900	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446300. Member loan 446300 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.90%
Length of employment:	11 years 1 month	Location:	Fort Worth, TX

Home town:	Cape Town
Current & past employers:	Self Employed, Herbalife
Education:	University of South Africa UNISA

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate 1 store card and 2 credit cards. I have always paid all my bills on time and have never missed a payment as yet. With the high interest rates on my cards I am looking for a method where I can make one payment with hopefully a lower interest rate.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,628.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446314

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446314	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446314. Member loan 446314 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,733 / month
Current employer:	L & M Refrigeration	Debt-to-income ratio:	0.58%
Length of employment:	6 months	Location:	Bayonne, NJ

Home town:	Guatemala
Current & past employers:	L & M Refrigeration, Dot Line Transportation
Education:	USAC

This borrower member posted the following loan description, which has not been verified:

I need loan.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$664.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446332	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446332. Member loan 446332 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,907 / month
Current employer:	Clean Air Concepts Inc	Debt-to-income ratio:	19.56%
Length of employment:	2 years 9 months	Location:	Saginaw, MI

Home town:	Eau Claire
Current & past employers:	Clean Air Concepts Inc, Midland Country Club
Education:	Bethany College of Missions

This borrower member posted the following loan description, which has not been verified:

We have 3 credit cards, interest is currently at 19%, 27% & 27% We are waging war on our debt, and working hard to pay it off as soon as possible.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,315.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446340	$5,600	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446340. Member loan 446340 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Endeca Technologies	Debt-to-income ratio:	6.94%
Length of employment:	1 year 3 months	Location:	McKinney, TX

Home town:
Current & past employers:	Endeca Technologies, Invitrogen, Arrow Electronics
Education:	LSU

This borrower member posted the following loan description, which has not been verified:

This loan will be to consolidate a couple of credit card balances that have interests that are simply too high. I am gainfully employed, and have been for 25+ years. I am a home owner, and have been for 20+ years with no late payments ever. The same for multiple vehicles I have purchased over the years. I do not know my current credit score, but believe it to be in the low 700's - primarily because of a couple credit card balances that crept up above the 90% mark in the last year. I am available via e-mail to answer any specific questions you may have.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,044.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446346

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446346	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446346. Member loan 446346 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	RI DEPARTMENT OF CORRECTIONS	Debt-to-income ratio:	8.89%
Length of employment:	20 years	Location:	cranston, RI

Home town:	Providence
Current & past employers:	RI DEPARTMENT OF CORRECTIONS
Education:	Roger Williams University School of Law

This borrower member posted the following loan description, which has not been verified:

Seek to secure loan of 20K to consolidate debt. The effect of the debt consolidation will eliminate 3-4 outstanding consumer debts.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	4
Revolving Credit Balance:	$24,724.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 446365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446365	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446365. Member loan 446365 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Kasky Insurance	Debt-to-income ratio:	20.37%
Length of employment:	30 years	Location:	Pittsburgh, PA

Home town:	Hopewell
Current & past employers:	Kasky Insurance
Education:	Point Park University

This borrower member posted the following loan description, which has not been verified:

My son is currently enrolled in Carnegie Mellon University and is a senior with a 3.6 GPA. He already has a job offer for when he graduates, but due to tightening funding, he is no longer receiving financial aid and the balance of his tuition is due very soon. I am requesting this loan to help bridge the gap between federal loans and the rest of his tuition for this Fall and Spring Semester.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$205,413.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446442	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446442. Member loan 446442 was requested on September 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Motorola	Debt-to-income ratio:	10.11%
Length of employment:	5 years 8 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Motorola, chicago public library, United oil products
Education:	Illinois Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I currently have 20363.72 in credit card debt and will use a 20000 personal loan to consolidate it and have a lower rate. I have been reliable with making payments. Credit cards are up to date and previous loans have been paid off without any late payments. Additionally I have mininal expenses outside of credit card debt. Rent is 250/month in family Building. I currently have a salary of 75000 annual with technology company. Credit card debt grew due to a small business that I had but I am done with that. Motivated to get rid of all of the debt before making life changes such as getting married and buying a home. I do have one event that is derogatory on my credit report involving a loan from Beneficial in 2006. I borrowed 5000 in order to open up the small business. They did not deliver on what was promised and I returned the money with interest two weeks later. One month later there were additional fees that needed to be paid related to getting the debt to zero.

A credit bureau reported the following information about this borrower member on September 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	36
Revolving Credit Balance:	$21,177.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446461	$24,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446461. Member loan 446461 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Hansen Mechanical	Debt-to-income ratio:	10.21%
Length of employment:	19 years	Location:	Pahrump, NV

Home town:	Butte
Current & past employers:	Hansen Mechanical
Education:	Correspondance classes only

This borrower member posted the following loan description, which has not been verified:

I have a few credit cards with high interest rate I would like to consolidate into one payment. With the work situation as it is this would be better for me. I am still working and have been with the same company for 20 years. I am buying my house and had the property paid off for years but purchased a new home 6 years ago and now have a morgage too. The mortgage is set up on an accelerated payment program and I really dont want to change this.

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,147.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446474	$5,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446474. Member loan 446474 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	New York City Police Department	Debt-to-income ratio:	11.92%
Length of employment:	5 years 4 months	Location:	Warwick, NY

Home town:	Hackensack
Current & past employers:	New York City Police Department
Education:	Caldwell College

This borrower member posted the following loan description, which has not been verified:

I am currently trying to consolidate some credit card debt. My wife is currently staying at home to care for our first child and will be back to work soon. Until that time I wish to consolidate some of our monthly credit card bills into one lower payment per month.

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	12
Revolving Credit Balance:	$21,753.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446481	$10,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446481. Member loan 446481 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Gap Inc.	Debt-to-income ratio:	19.75%
Length of employment:	9 years 11 months	Location:	Hempstead, NY

Home town:	FarRockaway
Current & past employers:	Gap Inc., Lechters
Education:	Queens Borough

This borrower member posted the following loan description, which has not been verified:

The pupose of my loan is to be able to buy a home in the future. The loan would be used to consolidate my monthly payments into 1. I have a steady job for the past 10 years with Gap Inc. and for the past 4 years have earned over $55,000. I have always made my monthly payments. Reducing my payments and with a better interest rate, I will be more able to save money and buy my home within the next 2years.

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	64
Revolving Credit Balance:	$7,201.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446548	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446548. Member loan 446548 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Saint Raphael Hospita	Debt-to-income ratio:	8.20%
Length of employment:	1 year 8 months	Location:	New Haven, CT

Home town:	Ridgefield
Current & past employers:	Saint Raphael Hospita, Pharmacist
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Hi I'm in need for money to pay for my MBA program at UCONN business school in Hartford,CT. Any help would be greatly appreciate. Thank you

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,701.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446630	$25,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446630. Member loan 446630 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	El Sol Construction	Debt-to-income ratio:	8.15%
Length of employment:	1 year 6 months	Location:	staten island, NY

Home town:	Staten Island
Current & past employers:	El Sol Construction, Teleproviders Inc., Cydcor
Education:	CUNY College of Staten Island, DeVry University-Florida

This borrower member posted the following loan description, which has not been verified:

My company, Green Tree Organics, is looking for $25k in small business funding in order to start our Medicinal Marijuana Grow House. Green Tree Organics abides by all State Laws & is located in Los Angeles, CA. There are several other locations in Los Angeles under the Green Tree Organics Franchise name that have already grossed sales of $250k for the first year & significantly larger figures for the following years. We will be working with an 8-light system projection which will produce 12-14 pounds of Medical Grade Marijuana each cycle. There are 5 cycles per year and we receive $4,000 per pound from our affiliated dispensaries/healing centers. The franchise takes a percentage of my businesses' revenue, but they ensure that all of our projections are met and everything we do abides by State Law. All of our product is purchased wholesale by 2 dispensaries that the franchise has contracts with. These dispensaries are also located in Los Angeles and they re-sell our product to Medical Marijuana patients in their stores. All practices that Green Tree Organics as well as the dispensaries engage in are fully abiding by California State Laws. Here are a few other important details: We are looking for either one or several investors to fund the project which has a start-up cost of $25,000. This money will be used to purchase all the materials necessary to grow Medicinal Grade Marijuana as well as the first couple month's rent and electricity. An average cycle lasts just over two months so after this time, we will be able to fund our operation without any further help from investors. If anyone is looking to provide Equity Funding (i.e. forming a partnership and receive a percentage of the revenue), we have investment opportunities for those of you as well. Within 5 years, Medicinal Marijuana will be legalized in just about all states for people who are 21 years of age or older whom obtain a Medical Marijuana Card from their doctor and at that time we will open new franchise locations across the country.

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$226.00	Public Records On File:	0
Revolving Line Utilization:	4.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446650	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446650. Member loan 446650 was requested on September 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	very small law firm	Debt-to-income ratio:	21.52%
Length of employment:	4 years 3 months	Location:	philadelphia, PA

Home town:
Current & past employers:	very small law firm
Education:

This borrower member posted the following loan description, which has not been verified:

Getting married next July. I could use some extra cash for wedding expenses and also help with a down payment for a new home. I am a lawyer with a small law firm and due to the economy, my salary has gone down a little and thus I could use a little extra cash. Due to my state bar membership, I would never default on any loan. On 9/27/2009, my TransUnion FICO score was 767. I can't list my employer name because my law firm is too small and I wish to remain anonymous, however my job is stable.

A credit bureau reported the following information about this borrower member on September 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	60
Revolving Credit Balance:	$60,929.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 389965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389965	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389965. Member loan 389965 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,238 / month
Current employer:	Applebee's	Debt-to-income ratio:	9.03%
Length of employment:	8 years 3 months	Location:	Somerset, MA

Home town:	Cranston
Current & past employers:	Applebee's
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to recieve a loan so I can go out and purchase a car. My current Jeep Grand Cherokee Laredo is 10 years old and has seen better days. My credit is excellent. I am trying this, instead of a loan at the dealer because I always feel as though I am getting fleeced at the dealership. This way I can negotiate only the car price and not worry about the intrest rate. Thanks for our help.

A credit bureau reported the following information about this borrower member on March 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,353.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416212	$11,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416212. Member loan 416212 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Walgreen	Debt-to-income ratio:	19.67%
Length of employment:	32 years	Location:	Happy Valley, OR

Home town:	San Jose
Current & past employers:	Walgreen, Rite Aid
Education:	Oregon State University

This borrower member posted the following loan description, which has not been verified:

this will be a bridge loan to carry over until retirement and property closes, in about 9 months- money will be used to pay down some debt and help kids finish school

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	62
Revolving Credit Balance:	$32,818.00	Public Records On File:	1
Revolving Line Utilization:	87.10%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443178	$7,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443178. Member loan 443178 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Cinemark USA Inc.	Debt-to-income ratio:	15.09%
Length of employment:	1 year 1 month	Location:	GRAND PRAIRIE, TX

Home town:	Tuscaloosa
Current & past employers:	Cinemark USA Inc., The University of Alabama
Education:	The University of Alabama

This borrower member posted the following loan description, which has not been verified:

I am one of the few people who have a stable job right now and I am expecting a promotion and raise soon as well. My job is currently paying for my rent and utilities, which spares me a lot of expense. My credit score is not as high as I would like it to be, mainly due to some bad credit choices I made in my late teens. I'm now 25 and I would like a loan to help pay for my wedding expenses. Thank you.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,896.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 444962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444962	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444962. Member loan 444962 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	State of Georgia Parole	Debt-to-income ratio:	18.09%
Length of employment:	20 years	Location:	stone nountain, GA

Home town:
Current & past employers:	State of Georgia Parole
Education:

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debt into a single, fixed monthly payment at which time I will close out all but one of my credit cards.

A credit bureau reported the following information about this borrower member on September 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	27
Revolving Credit Balance:	$46,216.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445182	$9,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445182. Member loan 445182 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Portrait Innovations	Debt-to-income ratio:	12.04%
Length of employment:	2 months	Location:	HOUSTON, TX

Home town:	Alvin
Current & past employers:	Portrait Innovations, Starbucks
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

Really need to consolidate bills, just got married and need to work towards paying me and my wifes bills in a more timely fashion.

A credit bureau reported the following information about this borrower member on September 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,171.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446043	$8,400	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446043. Member loan 446043 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,250 / month
Current employer:	Milwaukee Public Schools	Debt-to-income ratio:	13.44%
Length of employment:	12 years	Location:	Milwaukee, WI

Home town:	Milwaukee
Current & past employers:	Milwaukee Public Schools, Willowglen Academy
Education:	UW Milwaukee, Marquatte University

This borrower member posted the following loan description, which has not been verified:

Looking for a personal loan of 6 to 8k to cover expenses.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	37
Revolving Credit Balance:	$6,837.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 446168

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446168	$3,700	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446168. Member loan 446168 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Authentic Entertainment	Debt-to-income ratio:	10.96%
Length of employment:	1 month	Location:	LOS ANGELES, CA

Home town:	Washington
Current & past employers:	Authentic Entertainment, abc.com
Education:	Vassar College, University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Hi. My fiance bought a Vespa two years ago, and took out a loan with very poor terms. The payments are set to balloon in October and we want to secure better terms before that happens, so I am purchasing the Vespa from her and need the cash to do so. Our 2009 combined income will be around $130,000 and we have no problem making reasonable payments, but we are looking to cut down on several high interest rates we're paying. I have a car of my own, but ride the Vespa almost exclusively, as it saves money and the environment on gas, and gets me to work more quickly. The Vespa can of course be considered collateral for the loan. Thank you very much, Tom

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	31
Revolving Credit Balance:	$28,087.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446336	$4,325	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446336. Member loan 446336 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Express Oil Change	Debt-to-income ratio:	21.22%
Length of employment:	10 years 10 months	Location:	CUMMING, GA

Home town:
Current & past employers:	Express Oil Change
Education:

This borrower member posted the following loan description, which has not been verified:

N/a

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,792.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 446411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446411	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446411. Member loan 446411 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,433 / month
Current employer:	WPS Insurance	Debt-to-income ratio:	24.02%
Length of employment:	1 year	Location:	MONROE, WI

Home town:	Hurst
Current & past employers:	WPS Insurance, Monroe Clinic
Education:	Southwest Wisconsin Technical College

This borrower member posted the following loan description, which has not been verified:

I am trying to get my finances in order and organize my life to better handle everything. Consolidating all of the small bills I have together will help tremendously so that I don't ever have to worry about forgeting about one of them. I am trying to become more financially organized basically.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,810.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446415	$2,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446415. Member loan 446415 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	amedisys	Debt-to-income ratio:	7.18%
Length of employment:	1 year 9 months	Location:	RABUN GAP, GA

Home town:	Franklin
Current & past employers:	amedisys, Baptist Health
Education:	FCCJ, BYU

This borrower member posted the following loan description, which has not been verified:

this money will go to the closing costs for our home refinancing

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446490

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446490	$1,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446490. Member loan 446490 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,907 / month
Current employer:	Jean Mart Inc	Debt-to-income ratio:	10.54%
Length of employment:	2 years	Location:	SUNLAND, CA

Home town:	Torrance
Current & past employers:	Jean Mart Inc, Orchard Supply & Hardware, Do-It Yourself Center, Fry's Electronics
Education:	Los Angeles Mission College, Los Angeles City College, Pasadena City College

This borrower member posted the following loan description, which has not been verified:

This loan is to pay for a credit card that I want a boost in resolving the payment for. I've kept a stable credit line and I'm on time for my payments. My job is stable and my position at the denim contractor I work for is stable, because it is a family business and we are associated with True Religion Brand Jeans and Lucky Brand. So I won't be suffering any delays in payment due to the recession. I keep in good standings with my co-workers and my boss, keeping a strong ethic to be on time and resolve my tasks on a timely manner. This is why I want to ease the burden of the credit card and break it down block by block, its a principle I have to resolve matters as quick and efficiently as possible.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,826.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446499	$5,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446499. Member loan 446499 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Richard Deaver Design	Debt-to-income ratio:	18.39%
Length of employment:	3 years	Location:	YUCCA VALLEY, CA

Home town:	Indio
Current & past employers:	Richard Deaver Design, Nolte Engineering
Education:	College of the Desert

This borrower member posted the following loan description, which has not been verified:

We need to roll some high interest bills into one feasible payment which includes credit cards and legal bills and to have the ability to have a little bit of money to buy a used car

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	21
Revolving Credit Balance:	$663.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446658	$21,250	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446658. Member loan 446658 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	TJF Hot Foods	Debt-to-income ratio:	22.94%
Length of employment:	15 years 8 months	Location:	winter springs, FL

Home town:	alton
Current & past employers:	TJF Hot Foods
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

I have very good credit, with an outstanding payment history. No defaults, liens, or bankruptcies on file. My goal is to eliminate some high interest credit cards, and have additional cash to proceed with a few home improvement projects for added value to my condo!

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,341.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446664	$25,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446664. Member loan 446664 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	miller edge inc	Debt-to-income ratio:	1.31%
Length of employment:	7 years	Location:	WEST GROVE, PA

Home town:	west grove
Current & past employers:	miller edge inc
Education:

This borrower member posted the following loan description, which has not been verified:

i also have a patent pending that i will use some of the money for

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$802.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446673	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446673. Member loan 446673 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	9.38%
Length of employment:	13 years 4 months	Location:	Elmhurst, NY

Home town:	Elmhurst
Current & past employers:	Verizon Communications
Education:	St John's University-New York, York College

This borrower member posted the following loan description, which has not been verified:

I will use the loan to consolidate my credit cards. I have been working for the same company for 13 years. Within the last few years I have been able to keep my credit score at 740-760. I am a single mom and in the near future I would like to purchase a co-op or a one family home. I have been making all my payments but with the high interest rates my debt does not to seem to lower fast enough. I would like to payoff my debt completely and as soon as possible.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,018.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446697	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446697. Member loan 446697 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,834 / month
Current employer:	American Egle	Debt-to-income ratio:	10.09%
Length of employment:	4 years 3 months	Location:	Tampa, FL

Home town:	Jackson
Current & past employers:	American Egle, Continental Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

The money will be used for a car

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,025.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446726	$2,650	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446726. Member loan 446726 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	RETIRED	Debt-to-income ratio:	1.20%
Length of employment:	11 years 10 months	Location:	HERKIMER, NY

Home town:	LITTLE FALLS
Current & past employers:	RETIRED, UNITED CEBEBAL PALSEY, P& C FOOD MARKETS
Education:	LITTLE FALLS JR-SR HIGH SCHOOL

This borrower member posted the following loan description, which has not been verified:

Robert will be home soon and take care of his debts.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446787	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446787. Member loan 446787 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Keene State College	Debt-to-income ratio:	8.43%
Length of employment:	3 years 1 month	Location:	Keene, NH

Home town:	Dublin
Current & past employers:	Keene State College
Education:	NUI Maynooth.

This borrower member posted the following loan description, which has not been verified:

We're looking to replace our old steam furnace. We've had several quotes and the base price is $5000. It's amazing how a disparate bunch of people all quote the same price! We figure it is time to do this as the efficiency of the existing furnace would see us literally burning money this Winter. We've saved one thousand dollars for the project and would save more but the Winter is right around the corner here in New England. I've calculated that the efficiency savings more than make up for the interest rates offered here. Both of us have unblemished credit histories.. My wife is currently pregnant and will be taking maternity leave in February. Ordinarily, we would pay cash for a project like this but her company does not offer paid maternity leave. We are saving like crazy so she can be guaranteed a minimum of three months at home with our child. We're up to two months and hopefully will get more. Hopefully this route allows us to balance two needs. Thanks for your time .

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$450.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446792	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446792. Member loan 446792 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Allied Barton Security	Debt-to-income ratio:	8.16%
Length of employment:	3 months	Location:	San Jacinto, CA

Home town:	Hemet
Current & past employers:	Allied Barton Security, Customs and Border Protection (Customs Officer), Transportation Security Administration
Education:	Mt. San Jacinto College, Calvary Chapel Bible College

This borrower member posted the following loan description, which has not been verified:

I will be purchasing a used mobile home for my primary residence. I have saved half the asking amount, so am only asking a loan for the other portion. This will be very affordable living for my family-we like a bargain. We are honorable when it comes to our money and have always paid our debts. We just don't like to be extorted when it comes to interest rates-we are fine paying a reasonable rate. We fancy we are savvy people. Our credit score/history bears this out. We are honest people. Thank you.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$415.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446794	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446794. Member loan 446794 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,465 / month
Current employer:	CompuCom	Debt-to-income ratio:	23.69%
Length of employment:	14 years 1 month	Location:	Denton, TX

Home town:	Troy
Current & past employers:	CompuCom, Tuesday Morning, Chippenhook
Education:	Dallas County Community College District

This borrower member posted the following loan description, which has not been verified:

Hello, I've shredded my credit cards with the exception of two, which have max limits under $1000 each. I'm starting to save for a down payment on a house and would really like to get rid of all my credit card debt. The ones that have the higher balances and interest rates are the ones I would like to pay off now with this loan, if approved. My credit went in the toilet after my divorce and I've been working very hard and improving it. As a matter of fact my credit score has increased by 100 points in one year because of it. Unfortunately I was making more money at the time and could do that. I would really like the opportunity to get rid of these cards before the new interest rates start and make it even harder to pay off. I don't want to walk away from my debt, or take a deal to pay off less than what I owe. I'm hoping you can help me. I read about your company on MSN Money. Thank you for your time. Best Regards, Deborah

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	63
Revolving Credit Balance:	$9,728.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446805	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446805. Member loan 446805 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,833 / month
Current employer:	K-LO Construction, Inc.	Debt-to-income ratio:	15.70%
Length of employment:	1 year	Location:	Lothian, MD

Home town:	Edgewater
Current & past employers:	K-LO Construction, Inc., Georgia Pacific Corporation
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I have a well established credit history and consider myself an excellent credit risk. I would like a loan to consolidate my debt while waiting on my year end bonus.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$290,341.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446813	$10,900	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446813. Member loan 446813 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Manhiem New York	Debt-to-income ratio:	21.27%
Length of employment:	2 years 6 months	Location:	WASHINGTONVILLE, NY

Home town:	Sloatsburg
Current & past employers:	Manhiem New York, President Container,Moonachie,N.J.
Education:

This borrower member posted the following loan description, which has not been verified:

Bought a time share and interest rate is over 17%. Looking for lower interest loan.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$843.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 446823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446823	$3,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446823. Member loan 446823 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Christine Scirocco	Debt-to-income ratio:	5.55%
Length of employment:	2 years 8 months	Location:	Clinton, CT

Home town:	Bridgeport
Current & past employers:	Christine Scirocco, Norwalk Hospital
Education:	Bullard-Havens Regional Vocational Technical School

This borrower member posted the following loan description, which has not been verified:

Restructuring household budget. Alimony has recently ceased. Work has recently been decreased because of assisting elderly father. Would like to be more available to him and maintain current living situation also understanding that my personal expenditures need to be carefully budgeted.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,315.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446864	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446864. Member loan 446864 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Cox.	Debt-to-income ratio:	22.45%
Length of employment:	6 months	Location:	Wichita, KS

Home town:	Wichita
Current & past employers:	Cox., AT&T Inc.
Education:	Wichita State University

This borrower member posted the following loan description, which has not been verified:

I am very reliable, never been late once on anything.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,957.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 446866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446866	$12,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446866. Member loan 446866 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Patient Care Associates	Debt-to-income ratio:	10.39%
Length of employment:	4 months	Location:	Langhorne, PA

Home town:	Gibbstown
Current & past employers:	Patient Care Associates, Applebees Restaurant, Mercy Health Fitzgerald Hopsital, Eckerd drug
Education:	Holy Family University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt. I currently have $12, 500 in credit card debt. My monthly payments are $200, $150, and $10 dollars. Combined- I a pay $360.00 a month just in minimum payments. I would like to have one payment a month and a goal date to have this paid. I have had two loans before through Bank of America, both of which I paid off and was on time every month. I have never been 30 days late with ANY of my bills, I do have student loans but they are in deferment right now. I will be consolidating those loans as well after my deferment is up for one monthly payment. I would be paying off my two Bank of america Credit Cards and a Best Buy credit card.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,343.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446873	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446873. Member loan 446873 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,407 / month
Current employer:	Sacramento Child Advocates	Debt-to-income ratio:	15.96%
Length of employment:	4 years 5 months	Location:	Sacramento, CA

Home town:	Wilton
Current & past employers:	Sacramento Child Advocates, Coldwell Banker Real Estate
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan for a 1965 mustang. It is only 2,000, and I have been looking for a car like this for a while. The reason I am applying for a loan instead of paying cash is because I am trying to build more credit history, as I am fairly young. I will be paying this loan off early. I have never missed a payment on any credit card or loan. The negative part of my credit is that I have too many inquiries on my credit score, because I recently bought a house. If you have any questions at all, just ask and I would be glad to answer. Thank you for helping me to build up my credit, and get my dream car in the process :)

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,545.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446879	$2,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446879. Member loan 446879 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Wynn Las Vegas	Debt-to-income ratio:	18.09%
Length of employment:	4 years 5 months	Location:	Las Vegas, NV

Home town:	Jamestown
Current & past employers:	Wynn Las Vegas
Education:	Jamestown Community College

This borrower member posted the following loan description, which has not been verified:

I've heard good things about your organization which makes me confident that our dealings will be a very positive experience for both of us. I have been in the same field of employment for twenty-five years and my work history is excellent.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,482.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446889	$2,500	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446889. Member loan 446889 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	RYBX Inc. / Self-employed	Debt-to-income ratio:	13.66%
Length of employment:	5 years	Location:	LOS ANGELES, CA

Home town:	Fullerton
Current & past employers:	RYBX Inc. / Self-employed, Uniworld River Cruises, PeopleSupport.com
Education:	Arizona State University, Santa Monica College

This borrower member posted the following loan description, which has not been verified:

Hi, I am requesting a $2500 loan to allow me to continue development on an email marketing application, which is almost completed, to be able to pay some existing debt/bills so I stay current on them, fund the time I have spent on development, and also be able to market the application and my other business services. Thank you for your time and assistance.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,999.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446896	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446896. Member loan 446896 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	Banyan Development Corp.	Debt-to-income ratio:	18.70%
Length of employment:	7 years 9 months	Location:	concord, MA

Home town:	Newport
Current & past employers:	Banyan Development Corp., SB Global Inc.
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

I recently started my own company and used most of my available credit to pay for the start up costs. Examples of what was paid for is as follows: Legal Registration and Trademark Fees, Service Mark Fees, Office equipment and supplies, Media and PR fees also paid on credit cards. Due to the new bill passed which affects credit card lenders, my rates have recently jumped off the charts and I need to pay down the debt asap but get some interest rate relief in the meantime. My credit score is very good (724 w/ all three credit reporting agencies) and I'm an excellent credit risk as I only use credit as a means to bridge a short-term gap.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$255,149.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446898	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446898. Member loan 446898 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,583 / month
Current employer:	Ashby & Geddes	Debt-to-income ratio:	9.27%
Length of employment:	7 years 10 months	Location:	Wilmington, DE

Home town:	Philadelphia, PA
Current & past employers:	Ashby & Geddes, Skadden Arps Slate Meagher & Flom
Education:	Gordon College-Wenham, Temple University School of Law

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to cover some unexpected expenses that have arisen and provide some additional cash flow to get me through the end of this calendar year, when I receive a large bonus and will repay the loan.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$602,519.00	Public Records On File:	1
Revolving Line Utilization:	68.40%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446937	$4,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446937. Member loan 446937 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	james e taylor constrction	Debt-to-income ratio:	8.05%
Length of employment:	8 years	Location:	VALPARAISO, FL

Home town:	Ft Walton Beach
Current & past employers:	james e taylor constrction, big dogs
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting this loan. But was wonder how much more a month would the payment be if i get 5000 instead of 4000 and would i be able to get it for 4 years. but if we cant do that the 4000 for 3 three years would be fine. Just let me know. Thanks James

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,489.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 446980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446980	$5,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446980. Member loan 446980 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Event Rental	Debt-to-income ratio:	13.75%
Length of employment:	1 year 2 months	Location:	New Orleans, LA

Home town:
Current & past employers:	Event Rental
Education:	Art Institute of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

I work full time as a salaried IT guy during normal business hours, and take classes online in the evenings. I am at the end of my final year of college (3.3 GPA) and trying to finance the gap between my financial aid and the cost of attendance. Unfortunately, due to the tight lending market, traditional lenders are basically no longer writing private student loans to anyone without immaculate credit or cosigners. While I have managed to cover most of the gap myself this year, I am down to my final three classes, and would like to wrap this up pronto.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,361.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 446987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446987	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446987. Member loan 446987 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	I Do Now I Don't Inc	Debt-to-income ratio:	1.66%
Length of employment:	2 years 8 months	Location:	New York, NY

Home town:
Current & past employers:	I Do Now I Don't Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Start up business thats been around for over 2 years and does $75,000 to $100,000 in sales per month needs to Consolidate High Interest Business Credit Cards.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	19
Revolving Credit Balance:	$4,170.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447015

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447015	$4,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447015. Member loan 447015 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Entertainment Partners	Debt-to-income ratio:	15.31%
Length of employment:	13 years 6 months	Location:	Woodland Hills, CA

Home town:	Glendora
Current & past employers:	Entertainment Partners, A&M Records, Cast & Crew, CBS Corp., Universal Studios
Education:	Loyola Marymount University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I have never missed a payment and have good credit. Over the years I accumulated credit card debt and with the high interest rates I am not able to pay the cards down. Thank you for help. Best Regards, Deborah

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$101,713.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447026	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447026. Member loan 447026 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Walgreens	Debt-to-income ratio:	21.51%
Length of employment:	4 years 5 months	Location:	LANCASTER, OH

Home town:	Newark
Current & past employers:	Walgreens, Target
Education:	Columbus State Community College, Wright State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Having 4,000 available to me, would help out in so many ways in the coming months. That way, I won't have to work so much and can focus on school. Instead of going part-time, I can go full-time and be done with it sooner.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,520.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447032	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447032. Member loan 447032 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	8.02%
Length of employment:	2 years 3 months	Location:	s bound brook, NJ

Home town:	Houston
Current & past employers:	Morgan Stanley, Merrill Lynch
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I have a 735 avg credit from all 3 bereaus. I have car note - currently bal of 9,500 from 17K , credit card - currently bal of 14,000 from 15k. I have NEVER missed a payment, however, I have other financial obligations. Such as a new business venture in Solar Energy sales, Home improvement. I make a net of almost 4500 a month. single, no kids, just focussed on my future. The objective of this loan is to consolidate my debt to one lender, and one due date a month.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,278.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 447033

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447033	$24,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447033. Member loan 447033 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Ogilvy	Debt-to-income ratio:	15.76%
Length of employment:	8 months	Location:	NEW YORK, NY

Home town:
Current & past employers:	Ogilvy, Jack Morton, Digitaria, Inc, Kintera, AOL Time Warner
Education:

This borrower member posted the following loan description, which has not been verified:

Just had my amex rates raised, looking for a loan to clear the cards so I can get rid of my amex cards. Have a great repayment history: worst I've been done is be late a couple of times through being a bit disorganized, but have always maintained my payments, so very irritated to have my rates hiked. Have a great, very well paying job, and working hard to get myself out of debt.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,821.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447035	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447035. Member loan 447035 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	QSG Inc.	Debt-to-income ratio:	14.83%
Length of employment:	2 years 6 months	Location:	BURNSVILLE, MN

Home town:
Current & past employers:	QSG Inc., The Sports Authority, Sprint Nextel Corp.
Education:	Metropolitan State University

This borrower member posted the following loan description, which has not been verified:

I will be using the money to consolidate credit cards and a student loan. I have recently graduated college and found a full time job. The payments will not be a problem. My credit score is fair due to high credit cards, however I have never missed a payment on anything. I am very reliable with payments, but am just looking to clear up credit cards.

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,922.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447041	$7,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447041. Member loan 447041 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Unemployed	Debt-to-income ratio:	6.84%
Length of employment:	n/a	Location:	TORRANCE, CA

Home town:	Incheon
Current & past employers:	Unemployed
Education:	Los Angeles Trade Technical College

This borrower member posted the following loan description, which has not been verified:

Hello. My name Hansol Doris Yoo. My reason for needing personal loan is my car was stolen two weeks ago. I am a part time student and currently looking for a full time job. I recently quit my job about three weeks ago and have been looking for a job since then. However, it has been difficult for the past two weeks since I don't have a transportation. That is why I concluded to receive a personal loan. Although I am currently unemployed, I am reliable & responsible when it comes down to making payments. I am confident because I have been employed for the last five years and had no problems making payments. Furthermore, I always managed to find a job under pressure. I appreciate your time and thank You for your consideration. Sincerely, Hansol Doris Yoo

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,270.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 447050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447050	$3,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447050. Member loan 447050 was requested on September 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	University of California	Debt-to-income ratio:	5.58%
Length of employment:	16 years 2 months	Location:	Berkeley, CA

Home town:
Current & past employers:	University of California
Education:

This borrower member posted the following loan description, which has not been verified:

I'm applying for funds to learn to make short professional films for websites and for classroom teaching. To do this, I need to take the classes, buy a used computer with Final Cut Pro (you spend a lot of time editing!) and buy a used prosumer videocamera and tripod. Making films is something that I can use for work - possibly leading to a promotion and/or small commissions - but my other ambition is to develop an idea for a commercial website. I've designed it, but I need to show some professional content to increase traffic and then approach investors. Because I'm not exactly sure how the website is going to work, I need to do it myself, learn from doing, not hire someone to make the films (also: I love making films!). So this is why I'm applying for a loan to invest in the equipment and in my own training. Teach a man to fish...i.e., make commercial films....and he can sustain himself for life...

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 62 dated September 29, 2009